                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2010

ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2010

[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

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       SEMIANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JANUARY 31, 2010

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FUND OBJECTIVE

TO SEEK LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities when the Fund's managers believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, the Fund will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on the managers' view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities. The Fund at times may implement an index option-based strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               8

INVESTMENT OVERVIEW                                                            9

FINANCIAL INFORMATION

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          45

   Financial Statements                                                       49

   Notes to Financial Statements                                              52

EXPENSE EXAMPLE                                                               71

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"I EXPECT THIS RECOVERY TO PROCEED AT
A SLOWER PACE THAN THOSE IN RECENT                 [PHOTO OF DANIEL S. McNAMARA]
MEMORY."

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FEBRUARY 2010

The U.S. economy appears to be on the mend. As the reporting period ended, the federal government announced that the U.S. gross domestic product grew 5.9%
during the fourth quarter of 2009. The strong showing followed a 2.2% expansion in the third quarter. While these numbers are encouraging, it is still too early to declare that a long-term sustainable recovery has begun. Much of the growth has been the result of inventory reduction, driven largely by the government's
"cash for clunkers" auto rebate program and its first-time homebuyer tax credit.
Consumers took advantage of the incentives to make purchases they might have put off for a few years, but when the programs ended so did most of the spending.

There are also other obstacles to a sustained recovery. Although housing prices have stabilized, the residential real estate market is fragile. Unemployment remains high. Companies are making do with less, delaying hiring, and continuing to lay off workers. While this may increase productivity and the financial bottom line of individual businesses, it also acts as a drag on consumer spending and on the speed at which the economy will return to more historically normal levels of growth. As a result, I expect this recovery to proceed at a slower pace than those in recent memory.

Nevertheless, I am cautiously optimistic. Improved economic conditions may give the Federal Reserve Board (the Fed) the flexibility to pull back at least some of the stimulus money it pumped into the financial system. Caution is essential. If the Fed governors unwind the stimulus too soon,

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2  | USAA FIRST START GROWTH FUND
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they could stall the recovery. An inordinate delay could unleash inflation. At the very least, the Fed is likely to keep short-term interest rates low until the recovery is well underway. As I write to you, inflation does not appear to be an immediate threat because employment remains weak and excess capacity remains high. As a result, most businesses lack pricing power. However, I am concerned about the projections for continued deficit spending, which could feed inflation as the decade progresses.

So, how do we invest in this challenging environment? Money market yields are at record lows. Bonds have experienced a remarkable rally, but their prices have moved close to historic norms. Equities, which rebounded from their March 2009 lows, gave back some of their gains toward the end of the reporting period.

Under the circumstances, I plan to keep my guard up and stay focused on my investment plan. During the market decline, many investors were not appropriately positioned relative to their time horizon or risk tolerance. With this in mind, I recently took some time to reflect on my own goals, reconsider my risk tolerance, make a few changes to my investment strategy, and reposition my portfolio. I encourage you to do the same. If you would like assistance, please call one of our trained service representatives. They are available to help you -- free of charge.

At USAA Investment Management Company, we are proud to provide you with what we consider an exceptional value -- outstanding service, world-class investment talent, and a broad array of no-load mutual funds. Thank you for the opportunity to help you with your investment needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company         Credit Suisse Asset Management, LLC

   ARNOLD J. ESPE, CFA                          JORDAN LOW, CFA
   Bonds and Money Market Instruments           U.S. Stocks

   WASIF A. LATIF                          Credit Suisse Securities (USA) LLC's
   JOHN P. TOOHEY, CFA                     Volaris Volatility Management Group
   Exchange-Traded Funds*
                                                YIRONG LI, CFA
                                                DEFINA MALUKI, CFA
                                                Index Options

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o HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM?

  For the six-month period ended January 31, 2010, the Fund had a total return of 14.36%. This compares to a total return of 10.16% for the Russell 3000
  Value Index, 8.12% for the Lipper Flexible Portfolio Funds Index, and 3.87%
  for the Barclays Capital U.S. Aggregate Bond Index.

  USAA Investment Management Company (IMCO) manages the Fund along with two subadvisers. Credit Suisse Asset Management, LLC (Credit Suisse) manages the
  U.S. equity portion of the Fund and Credit Suisse Securities (USA) LLC's
  Volaris Volatility Management Group (Volaris Group) manages an equity hedging strategy for the Fund.

  Refer to page 11 for benchmark definitions.

  Past performance is no guarantee of future results.

  *Effective July 17, 2009, Ron Sweet retired and is no longer a manager of the
  Fund.

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4  | USAA FIRST START GROWTH FUND
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o PLEASE PUT THE FUND'S CONTINUING STRONG PERFORMANCE DURING THE REPORTING
  PERIOD IN PERSPECTIVE.

  The Fund invests in U.S. stocks, U.S. bonds, and international developed market stocks. The fact that the Fund outperformed all three groups represents generally positive asset allocation decisions by IMCO's investment group and, more importantly, very strong performance from the U.S. bond portion. Fixed-income positions we had taken ahead of and during the financial crisis continued to appreciate as credit markets normalized over the reporting period. In the fixed income manager's view, "it was a once-in-a-century opportunity to buy bonds at tremendous discounts." During the reporting period, the U.S. bond portion had a total return of 25.00%, compared to 6.02% for the Lipper Intermediate Debt Funds Average.

o WHAT KIND OF BONDS GAVE THE FUND THE BIGGEST RETURNS DURING THE REPORTING
  PERIOD?

  It was the sectors that had been most beaten up during the credit crisis, specifically commercial mortgage-backed securities (CMBS), bonds issued by financial companies, and to a lesser degree asset backed securities (ABS). Of these, ABS -- which are collateralized by items like credit card receivables
  -- have come back to normal valuations. We see potential for more capital appreciation in financials and CMBS, but we're being very careful in both groups, applying the full weight of our research capabilities.

o WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

  For two-plus years, the major risk has been credit-related, with investors
  (including us) focusing on the probability of being paid back. Now and over the next few years, we see interest rate risk becoming increasingly dominant.
  With rates so low, largely due to government support that is slowly being withdrawn, we believe interest rates will go up, and rising rates cause lower bond prices. We're managing risk first by taking some profits as certain bonds

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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  we own get back to normal valuations. Next, we have lowered exposure to rising rates by cutting back our average maturity, buying shorter-term and floating-rate securities. We're also holding more cash than usual so that we are ready to deploy assets when rates rise. We have a big yield advantage over the peer group average. We're also minimizing our holdings of U.S.
  Treasury and residential mortgage-backed securities at these low interest rate levels, although we may increase our positions if there's a spike in rates.

o HOW WAS THE FUND ALLOCATED DURING THE REPORTING PERIOD?

  We began and ended the period neutral in terms of stocks versus bonds, although we did slightly overweight bonds for about three months in the middle of the period. We continued to have roughly 8% of assets invested in international developed markets through a low-cost exchange-traded fund (ETF)
  for diversification purposes, which was a slight drag on overall performance.

  Our U.S. equity manager, Credit Suisse, implemented our U.S. stock market allocation, which was neutral in terms of value and growth. In addition to tactical asset allocation, we attempt to control risk using an equity hedging strategy that's managed by the Volaris Group. The strategy involves selling index call or corresponding ETF options and purchasing index put or corresponding ETF options or put spread options against a highly-correlated stock portfolio. This carefully managed equity hedging strategy allows us to create collars on our stock market exposures that effectively limit downside
  (and upside) potential. We work closely with Volaris Group to actively manage the equity hedging strategy based on market conditions.

  Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.
  o Options are considered speculative investment strategies.

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6  | USAA FIRST START GROWTH FUND
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o WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND STOCK MARKET?

  The initial reading of fourth quarter U.S. gross domestic product growth came in at 5.7%, well above the 2.2% growth recorded in the third quarter, and was driven by an improving inventory cycle. The manufacturing sector continues to lead the economic recovery. Various housing market indicators, including the
  S&P Case/Shiller Index, continue to point to a stabilization in housing prices.

  Unfortunately, unemployment remains stubbornly high, presaging continuing weakness in consumer spending and indicating hesitance by employers to take on new workers. Employment is historically a lagging indicator, but we have long been concerned that it may be a co-incident indicator in this recovery given the de-leveraging taking place at both the financial institution and household levels.

  At current valuation levels, the stock market is discounting a strong recovery in corporate profits. Our bias will be to quickly, but prudently, adjust our stock exposure based on the weight of the evidence coming through from companies. We thank you for your investment in the Fund.

  Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks.
  Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

  As interest rates rise, existing bond prices fall. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7
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FUND RECOGNITION

USAA FIRST START GROWTH FUND

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                            LIPPER LEADERS (OVERALL)

                                     [5]

                                     TAX
                                  EFFICIENCY

The Fund is listed as a Lipper Leader for Tax Efficiency among 544 funds within the Lipper Mixed-Asset Target Allocation Growth Funds category for the overall period ended January 31, 2010. The Fund received a Lipper Leader rating for Tax
Efficiency among 544, 429, and 234 funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Tax Efficiency reflect funds'
historical success in postponing taxable distributions relative to peers as of
January 31, 2010. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at
WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2010, Reuters, All Rights
Reserved.

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8  | USAA FIRST START GROWTH FUND
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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (Symbol: UFSGX)

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                                         1/31/10                    7/31/09
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Net Assets                           $196.2 Million             $172.4 Million
Net Asset Value Per Share                 $9.35                      $8.45

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/10
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  7/31/09 to 1/31/10*            1 Year            5 Years            10 Years
        14.36%                   44.44%             2.13%              -4.41%

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                                 EXPENSE RATIO**
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  Before Reimbursement           2.70%     After Reimbursement           1.38%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

**THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING
EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY
ACQUIRED FUND FEES AND EXPENSES, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE
NET ASSETS. THE AFTER REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL
OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND
EXCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AFTER REIMBURSEMENT FROM USAA
INVESTMENT MANAGEMENT COMPANY (IMCO). BEFORE AND AFTER REIMBURSEMENT EXPENSE
RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2009. IMCO HAS
AGREED, THROUGH DECEMBER 1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT,
ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE
TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE,
EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY
EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.38% OF THE FUND'S AVERAGE DAILY NET
ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING
THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE
CHANGED OR TERMINATED BY IMCO AT ANY TIME AFTER DECEMBER 1, 2010. THESE EXPENSE
RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9
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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             BARCLAYS CAPITAL
              U.S. AGGREGATE      LIPPER FLEXIBLE PORTFOLIO                                     USAA FIRST
                BOND INDEX               FUNDS INDEX              RUSSELL 3000 INDEX         START GROWTH FUND

 1/31/2000      $10,000.00               $10,000.00                   $10,000.00                $10,000.00
 2/29/2000       10,120.94                10,087.61                    10,092.69                 10,464.97
 3/31/2000       10,254.27                10,543.69                    10,883.34                 11,029.14
 4/30/2000       10,224.90                10,329.48                    10,499.80                 10,812.15
 5/31/2000       10,220.21                10,181.12                    10,204.90                 10,557.97
 6/30/2000       10,432.84                10,397.62                    10,507.04                 10,942.34
 7/31/2000       10,527.54                10,335.92                    10,321.33                 10,638.56
 8/31/2000       10,680.13                10,825.85                    11,086.78                 11,469.31
 9/30/2000       10,747.27                10,553.58                    10,584.80                 10,576.57
10/31/2000       10,818.39                10,499.18                    10,434.09                 10,037.20
11/30/2000       10,995.28                10,051.55                     9,472.36                  8,437.69
12/31/2000       11,199.25                10,223.30                     9,631.54                  8,747.68
 1/31/2001       11,382.40                10,391.84                     9,961.03                  9,268.44
 2/28/2001       11,481.55                 9,819.15                     9,050.91                  7,575.95
 3/31/2001       11,539.19                 9,384.46                     8,460.92                  6,745.20
 4/30/2001       11,491.30                 9,859.98                     9,139.44                  7,613.14
 5/31/2001       11,560.61                 9,928.74                     9,212.85                  7,445.75
 6/30/2001       11,604.29                 9,780.33                     9,042.97                  7,259.76
 7/31/2001       11,863.73                 9,733.46                     8,893.94                  6,739.00
 8/31/2001       11,999.59                 9,368.30                     8,368.87                  6,100.43
 9/30/2001       12,139.42                 8,800.89                     7,630.53                  5,040.30
10/31/2001       12,393.44                 9,009.50                     7,808.06                  5,443.27
11/30/2001       12,222.57                 9,401.18                     8,409.46                  5,951.64
12/31/2001       12,144.96                 9,486.00                     8,527.99                  5,895.85
 1/31/2002       12,243.27                 9,349.74                     8,421.05                  5,778.05
 2/28/2002       12,361.92                 9,226.07                     8,248.85                  5,598.26
 3/31/2002       12,156.27                 9,485.00                     8,610.52                  5,833.85
 4/30/2002       12,392.00                 9,204.75                     8,158.78                  5,412.28
 5/31/2002       12,497.29                 9,151.24                     8,064.25                  5,362.68
 6/30/2002       12,605.35                 8,667.55                     7,483.75                  4,810.91
 7/31/2002       12,757.45                 8,168.00                     6,888.77                  4,364.54
 8/31/2002       12,972.85                 8,229.54                     6,921.31                  4,364.54
 9/30/2002       13,182.96                 7,650.34                     6,194.09                  4,209.55
10/31/2002       13,122.91                 8,040.05                     6,687.30                  4,370.74
11/30/2002       13,119.42                 8,382.07                     7,091.96                  4,339.74
12/31/2002       13,390.41                 8,090.94                     6,691.01                  4,147.55
 1/31/2003       13,401.84                 7,952.49                     6,527.29                  4,085.55
 2/28/2003       13,587.28                 7,872.91                     6,419.90                  4,035.96
 3/31/2003       13,576.81                 7,923.79                     6,487.41                  4,159.95
 4/30/2003       13,688.84                 8,376.59                     7,017.16                  4,376.94
 5/31/2003       13,944.07                 8,788.10                     7,440.75                  4,612.52
 6/30/2003       13,916.39                 8,878.56                     7,541.16                  4,693.12
 7/31/2003       13,448.53                 8,920.29                     7,714.15                  4,879.11
 8/31/2003       13,537.82                 9,102.61                     7,885.10                  4,996.90
 9/30/2003       13,896.18                 9,110.96                     7,799.50                  4,965.90
10/31/2003       13,766.58                 9,468.92                     8,271.52                  5,306.88
11/30/2003       13,799.55                 9,568.54                     8,385.45                  5,288.28
12/31/2003       13,939.98                 9,954.22                     8,769.00                  5,337.88
 1/31/2004       14,052.13                10,097.21                     8,951.92                  5,368.88
 2/29/2004       14,204.23                10,233.49                     9,072.52                  5,455.67
 3/31/2004       14,310.61                10,189.80                     8,964.83                  5,468.07
 4/30/2004       13,938.29                 9,934.35                     8,779.47                  5,313.08
 5/31/2004       13,882.46                10,003.24                     8,907.06                  5,362.68
 6/30/2004       13,960.92                10,178.69                     9,084.09                  5,399.88
 7/31/2004       14,099.30                 9,906.56                     8,740.57                  5,127.09
 8/31/2004       14,368.25                 9,953.52                     8,776.57                  5,189.09
 9/30/2004       14,407.23                10,115.24                     8,911.48                  5,393.68
10/31/2004       14,528.05                10,253.93                     9,057.85                  5,356.48
11/30/2004       14,412.17                10,619.54                     9,478.91                  5,641.66
12/31/2004       14,544.78                10,900.04                     9,816.66                  5,945.44
 1/31/2005       14,636.11                10,725.96                     9,555.19                  5,734.66
 2/28/2005       14,549.71                10,928.16                     9,765.53                  5,778.05
 3/31/2005       14,474.98                10,734.24                     9,600.36                  5,703.66
 4/30/2005       14,670.89                10,538.09                     9,391.78                  5,685.06
 5/31/2005       14,829.61                10,781.28                     9,747.64                  5,914.45
 6/30/2005       14,910.47                10,860.42                     9,815.74                  5,982.64
 7/31/2005       14,774.74                11,207.92                    10,218.43                  6,193.43
 8/31/2005       14,964.14                11,207.47                    10,121.02                  6,094.23
 9/30/2005       14,810.00                11,370.12                    10,209.56                  6,249.23
10/31/2005       14,692.79                11,214.88                    10,018.35                  6,230.63
11/30/2005       14,757.77                11,483.97                    10,408.06                  6,528.21
12/31/2005       14,898.08                11,591.49                    10,417.41                  6,584.00
 1/31/2006       14,898.92                11,966.09                    10,765.46                  6,714.20
 2/28/2006       14,948.38                11,914.92                    10,784.60                  6,627.40
 3/31/2006       14,801.69                12,104.50                    10,971.02                  6,577.81
 4/30/2006       14,774.86                12,240.75                    11,090.05                  6,472.41
 5/31/2006       14,759.09                11,960.16                    10,734.98                  6,112.83
 6/30/2006       14,790.38                11,947.58                    10,753.98                  6,057.04
 7/31/2006       14,990.38                11,987.29                    10,743.91                  5,964.04
 8/31/2006       15,219.85                12,198.80                    11,006.73                  6,038.44
 9/30/2006       15,353.54                12,333.24                    11,253.12                  6,218.23
10/31/2006       15,455.11                12,658.84                    11,658.21                  6,348.42
11/30/2006       15,634.40                12,941.96                    11,911.87                  6,453.81
12/31/2006       15,543.67                13,071.82                    12,054.52                  6,519.81
 1/31/2007       15,537.29                13,227.07                    12,283.97                  6,607.50
 2/28/2007       15,776.88                13,175.41                    12,082.46                  6,538.60
 3/31/2007       15,777.36                13,299.11                    12,208.22                  6,588.71
 4/30/2007       15,862.44                13,713.97                    12,695.90                  6,795.39
 5/31/2007       15,742.22                14,022.57                    13,158.57                  6,926.91
 6/30/2007       15,695.65                13,958.97                    12,912.13                  6,839.23
 7/31/2007       15,826.58                13,817.69                    12,471.79                  6,701.44
 8/31/2007       16,020.56                13,808.31                    12,650.81                  6,739.02
 9/30/2007       16,142.09                14,352.58                    13,112.03                  6,926.91
10/31/2007       16,287.10                14,734.64                    13,352.56                  7,033.38
11/30/2007       16,579.99                14,385.84                    12,751.44                  6,820.44
12/31/2007       16,626.56                14,322.79                    12,674.28                  6,786.02
 1/31/2008       16,905.85                13,857.27                    11,906.07                  6,454.99
 2/29/2008       16,929.32                13,769.65                    11,536.27                  6,372.24
 3/31/2008       16,987.08                13,586.50                    11,467.92                  6,295.85
 4/30/2008       16,951.58                14,076.76                    12,041.42                  6,423.16
 5/31/2008       16,827.28                14,299.72                    12,288.11                  6,537.75
 6/30/2008       16,813.68                13,657.36                    11,274.08                  6,219.46
 7/31/2008       16,799.96                13,399.09                    11,184.17                  6,149.43
 8/31/2008       16,959.40                13,353.29                    11,357.87                  6,181.26
 9/30/2008       16,731.61                12,102.27                    10,289.95                  5,729.28
10/31/2008       16,336.67                10,241.18                     8,464.93                  4,920.82
11/30/2008       16,868.43                 9,664.27                     7,796.71                  4,583.43
12/31/2008       17,497.78                10,023.27                     7,945.87                  4,688.25
 1/31/2009       17,343.39                 9,597.91                     7,279.05                  4,411.31
 2/28/2009       17,277.93                 8,950.45                     6,516.53                  4,114.59
 3/31/2009       17,518.12                 9,543.49                     7,087.34                  4,338.78
 4/30/2009       17,601.87                10,307.79                     7,833.16                  4,767.38
 5/31/2009       17,729.54                10,964.18                     8,251.12                  5,156.42
 6/30/2009       17,830.38                10,784.23                     8,279.23                  5,288.30
 7/31/2009       18,117.98                11,661.90                     8,923.65                  5,571.84
 8/31/2009       18,305.58                11,946.04                     9,242.51                  5,789.43
 9/30/2009       18,497.87                12,452.57                     9,629.74                  6,086.16
10/31/2009       18,589.21                12,258.26                     9,382.06                  6,099.35
11/30/2009       18,829.88                12,781.16                     9,915.19                  6,244.41
12/31/2009       18,535.54                12,946.81                    10,197.74                  6,405.74
 1/31/2010       18,818.68                12,608.38                     9,830.14                  6,371.67

                                   [END CHART]

                 Data from 1/31/00 to 1/31/10.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

The graph on page 10 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S.
  investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio
  Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2010
                                (% of Net Assets)

              iShares MSCI EAFE Index Fund*.................  9.3%
              Humana, Inc. .................................  1.2%
              Texas Instruments, Inc. ......................  1.2%
              International Business Machines Corp. ........  1.1%
              Public Service Enterprise Group, Inc. ........  1.1%
              Estee Lauder Companies, Inc. "A"..............  1.0%
              Goldman Sachs Group, Inc. ....................  0.9%
              Amgen, Inc. ..................................  0.8%
              Apple, Inc. ..................................  0.8%
              Western Digital Corp. ........................  0.8%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in iShares in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

You will find a complete list of securities that the Fund owns on pages 14-44.

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

                   o  SECTOR ASSET ALLOCATION* -- 1/31/2010  o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

              FINANCIALS                                      41.0%
              INFORMATION TECHNOLOGY                          10.8%
              EXCHANGE-TRADED FUNDS**                          9.3%
              CONSUMER DISCRETIONARY                           6.9%
              HEALTH CARE                                      6.5%
              ENERGY                                           4.9%
              UTILITIES                                        4.5%
              CONSUMER STAPLES                                 4.4%
              INDUSTRIALS                                      3.3%
              MATERIALS                                        1.7%
              TELECOMMUNICATION SERVICES                       1.1%
              U.S. GOVERNMENT                                  0.5%
              MONEY MARKET INSTRUMENTS***                      6.3%

                                   [END CHART]

*   Excludes options.
**  Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.
*** Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES (56.9%)

COMMON STOCKS (46.7%)

CONSUMER DISCRETIONARY (6.8%)
-----------------------------
ADVERTISING (0.1%)
        6,028   Harte Hanks, Inc.                                                                    $     64
       12,600   National Cinemedia, Inc.                                                                  189
          600   Omnicom Group, Inc.                                                                        21
                                                                                                     --------
                                                                                                          274
                                                                                                     --------
APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
          500   Carter's, Inc.*                                                                            13
          300   Cherokee, Inc.                                                                              5
          600   Coach, Inc.                                                                                21
          464   Fossil, Inc.*                                                                              15
        1,000   Jones Apparel Group, Inc.                                                                  14
        2,000   Liz Claiborne, Inc.*                                                                       10
          300   Lululemon Athletica, Inc.*                                                                  8
          400   Phillips-Van Heusen Corp.                                                                  16
          300   Polo Ralph Lauren Corp.                                                                    25
          100   VF Corp.                                                                                    7
        5,000   Warnaco Group, Inc.*                                                                      194
                                                                                                     --------
                                                                                                          328
                                                                                                     --------
APPAREL RETAIL (0.8%)
        7,600   Aeropostale, Inc.*                                                                        250
          400   AnnTaylor Stores Corp.*                                                                     5
        1,150   Buckle, Inc.                                                                               35
          600   Cato Corp. "A"                                                                             12
        2,500   Charming Shoppes, Inc.*                                                                    15
          300   Citi Trends, Inc.*                                                                          9
        2,500   Dress Barn, Inc.*                                                                          59
          909   Finish Line, Inc. "A"                                                                      10
       24,900   Gap, Inc.                                                                                 475
          400   Genesco, Inc.*                                                                              9
          300   Gymboree Corp.*                                                                            12
        2,000   Hot Topic, Inc.*                                                                           12
        1,000   J. Crew Group, Inc.*                                                                       39
          168   Jos. A.Bank Clothiers, Inc.*                                                                7
        2,300   Pacific Sunwear of California, Inc.*                                                        8
        9,120   Ross Stores, Inc.                                                                         419
        2,300   Stage Stores, Inc.                                                                         30
        2,400   TJX Companies, Inc.                                                                        91
                                                                                                     --------
                                                                                                        1,497
                                                                                                     --------
AUTO PARTS & EQUIPMENT (0.1%)
        4,800   American Axle & Manufacturing Holdings, Inc.*                                              45
        1,800   ArvinMeritor, Inc.*                                                                        17
        2,600   Dana Holding Corp.*                                                                        27
        1,100   Exide Technologies*                                                                         8
          700   Gentex Corp.                                                                               13
        1,400   Johnson Controls, Inc.                                                                     39
          900   Modine Manufacturing Co.*                                                                   9
        1,400   Tenneco, Inc.*                                                                             25
          500   TRW Automotive Holdings Corp.*                                                             12
          442   WABCO Holdings, Inc.                                                                       11
                                                                                                     --------
                                                                                                          206
                                                                                                     --------
AUTOMOBILE MANUFACTURERS (0.1%)
        9,600   Ford Motor Co.*                                                                           104
          200   Thor Industries, Inc.                                                                       6
                                                                                                     --------
                                                                                                          110
                                                                                                     --------
AUTOMOTIVE RETAIL (0.5%)
       20,100   Advance Auto Parts, Inc.                                                                  793
          900   Asbury Automotive Group, Inc.*                                                             10
          500   AutoNation, Inc.*                                                                           9
        2,600   Group 1 Automotive, Inc.*                                                                  76
        1,000   Pep Boys - Manny, Moe & Jack                                                                8
                                                                                                     --------
                                                                                                          896
                                                                                                     --------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

BROADCASTING (0.0%)
        1,900   Belo Corp. "A"                                                                       $     12
        1,000   CBS Corp. "B"                                                                              13
          400   DG FastChannel, Inc.*                                                                      11
                                                                                                     --------
                                                                                                           36
                                                                                                     --------
CABLE & SATELLITE (0.3%)
        1,000   Cablevision Systems Corp. "A"                                                              26
       13,200   Comcast Corp. "A"                                                                         209
        8,900   DIRECTV "A"*                                                                              270
        2,100   DISH Network Corp. "A"                                                                     38
          500   Knology, Inc.*                                                                              6
          700   Liberty Global, Inc. "A"*                                                                  18
          400   Scripps Networks Interactive "A"                                                           17
          900   Time Warner Cable, Inc.                                                                    39
        2,000   Virgin Media, Inc.                                                                         28
                                                                                                     --------
                                                                                                          651
                                                                                                     --------
CATALOG RETAIL (0.0%)
          900   HSN, Inc.*                                                                                 17
        2,500   Liberty Media Corp. Interactive "A"*                                                       26
          400   School Specialty, Inc.*                                                                     9
                                                                                                     --------
                                                                                                           52
                                                                                                     --------
COMPUTER & ELECTRONICS RETAIL (0.4%)
       21,100   Best Buy Co., Inc.                                                                        773
          900   GameStop Corp. "A"*                                                                        18
        1,300   hhgregg, Inc.*                                                                             27
          600   RadioShack Corp.                                                                           12
        1,100   Rent-A-Center, Inc.*                                                                       22
                                                                                                     --------
                                                                                                          852
                                                                                                     --------
CONSUMER ELECTRONICS (0.0%)
          900   Garmin Ltd.                                                                                29
                                                                                                     --------
DEPARTMENT STORES (0.6%)
        2,200   J. C. Penney Co., Inc.                                                                     55
       22,600   Kohl's Corp.*                                                                           1,138
        3,100   Macy's, Inc.                                                                               49
        2,600   Saks, Inc.*                                                                                17
          200   Sears Holdings Corp.*                                                                      19
                                                                                                     --------
                                                                                                        1,278
                                                                                                     --------
DISTRIBUTORS (0.0%)
          400   Core-Mark Holding Co., Inc.*                                                               12
          600   LKQ Corp.*                                                                                 11
                                                                                                     --------
                                                                                                           23
                                                                                                     --------
EDUCATION SERVICES (0.4%)
          500   Apollo Group, Inc. "A"*                                                                    30
          700   Career Education Corp.*                                                                    15
       32,900   Corinthian Colleges, Inc.*                                                                461
        4,300   DeVry, Inc.                                                                               263
          300   Grand Canyon Education, Inc.*                                                               6
          400   ITT Educational Services, Inc.*                                                            39
          400   Universal Technical Institute, Inc.*                                                        7
                                                                                                     --------
                                                                                                          821
                                                                                                     --------
FOOTWEAR (0.6%)
          800   Brown Shoe Co., Inc.                                                                       10
        2,400   Crocs, Inc.*                                                                               18
       14,152   NIKE, Inc. "B"                                                                            902
        1,800   Steven Madden Ltd.*                                                                        72
        4,800   Timberland Co. "A"*                                                                        83
          700   Wolverine World Wide, Inc.                                                                 18
                                                                                                     --------
                                                                                                        1,103
                                                                                                     --------
GENERAL MERCHANDISE STORES (0.5%)
       13,531   99 Cents Only Stores*                                                                     176
        4,900   Big Lots, Inc.*                                                                           139
        8,800   Dollar Tree, Inc.*                                                                        436
        4,500   Family Dollar Stores, Inc.                                                                139
        3,392   Target Corp.                                                                              174
                                                                                                     --------
                                                                                                        1,064
                                                                                                     --------
HOME FURNISHINGS (0.1%)
        2,600   La-Z-Boy, Inc.*                                                                            27
        2,141   Leggett & Platt, Inc.                                                                      39
        2,100   Tempur-Pedic International, Inc.*                                                          52
                                                                                                     --------
                                                                                                          118
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

HOME IMPROVEMENT RETAIL (0.1%)
        4,100   Home Depot, Inc.                                                                     $    115
        2,900   Lowe's Companies, Inc.                                                                     63
                                                                                                     --------
                                                                                                          178
                                                                                                     --------
HOMEBUILDING (0.0%)
          300   Cavco Industries, Inc.*                                                                    11
                                                                                                     --------
HOMEFURNISHING RETAIL (0.0%)
          400   Aaron's, Inc.                                                                              11
          400   Bed Bath & Beyond, Inc.*                                                                   16
        1,400   Haverty Furniture Companies, Inc.                                                          17
        1,900   Pier 1 Imports, Inc.*                                                                      10
          900   Williams-Sonoma, Inc.                                                                      17
                                                                                                     --------
                                                                                                           71
                                                                                                     --------
HOTELS, RESORTS, & CRUISE LINES (0.1%)
        1,100   Carnival Corp.*                                                                            37
        1,800   Gaylord Entertainment Co.*                                                                 35
          300   Hyatt Hotels Corp. "A"*                                                                     9
          800   Interval Leisure Group, Inc.*                                                              10
        1,600   Orient-Express Hotels Ltd. "A"*                                                            16
          900   Royal Caribbean Cruises Ltd.*                                                              23
          200   Starwood Hotels & Resorts Worldwide, Inc.                                                   7
          600   Wyndham Worldwide Corp.                                                                    12
                                                                                                     --------
                                                                                                          149
                                                                                                     --------
HOUSEHOLD APPLIANCES (0.0%)
        1,200   Helen of Troy Ltd.*                                                                        28
          382   Whirlpool Corp.                                                                            29
                                                                                                     --------
                                                                                                           57
                                                                                                     --------
HOUSEWARES & SPECIALTIES (0.1%)
        9,300   American Greetings Corp. "A"                                                              172
          500   Jarden Corp.                                                                               15
        1,000   Newell Rubbermaid, Inc.                                                                    13
          300   Tupperware Brands Corp.                                                                    13
                                                                                                     --------
                                                                                                          213
                                                                                                     --------
INTERNET RETAIL (0.1%)
          600   Amazon.com, Inc.*                                                                          75
          200   Blue Nile, Inc.*                                                                           10
          600   Expedia, Inc.*                                                                             13
          300   Netflix, Inc.*                                                                             19
          640   NutriSystem, Inc.                                                                          13
          400   Priceline.com, Inc.*                                                                       78
                                                                                                     --------
                                                                                                          208
                                                                                                     --------
LEISURE FACILITIES (0.0%)
          200   Vail Resorts, Inc.*                                                                         7
                                                                                                     --------
LEISURE PRODUCTS (0.1%)
        3,300   Callaway Golf Co.                                                                          25
          400   Hasbro, Inc.                                                                               12
        2,600   Mattel, Inc.                                                                               51
          800   Polaris Industries, Inc.                                                                   36
        2,100   Smith & Wesson Holding Corp.*                                                               8
                                                                                                     --------
                                                                                                          132
                                                                                                     --------
MOVIES & ENTERTAINMENT (0.6%)
        3,945   AOL, Inc.*                                                                                 95
          800   Cinemark Holdings, Inc.                                                                    11
          500   DreamWorks Animation SKG, Inc. "A"*                                                        19
        1,100   IMAX Corp.*                                                                                14
        1,300   Liberty Media Corp. - Capital "A"*                                                         34
        3,326   Live Nation, Inc.*                                                                         38
        5,200   News Corp. "A"                                                                             66
       10,000   News Corp. "B"                                                                            147
       21,400   Time Warner, Inc.                                                                         587
        2,500   Viacom, Inc. "A"*                                                                          77
        4,092   Walt Disney Co.                                                                           121
                                                                                                     --------
                                                                                                        1,209
                                                                                                     --------
PHOTOGRAPHIC PRODUCTS (0.0%)
        6,100   Eastman Kodak Co.*                                                                         37
                                                                                                     --------
PUBLISHING (0.2%)
        5,727   McGraw-Hill Companies, Inc.                                                               203
          800   Meredith Corp.                                                                             25
        1,900   Morningstar, Inc.*                                                                         90
                                                                                                     --------
                                                                                                          318
                                                                                                     --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

RESTAURANTS (0.4%)
          400   BJ's Restaurants, Inc.*                                                              $      8
        5,500   Bob Evans Farms, Inc.                                                                     154
          800   Buffalo Wild Wings, Inc.*                                                                  37
          900   California Pizza Kitchen, Inc.*                                                            12
          700   Cheesecake Factory, Inc.*                                                                  15
          300   Chipotle Mexican Grill, Inc. "A"*                                                          29
        3,200   Darden Restaurants, Inc.                                                                  118
        2,200   McDonald's Corp.                                                                          137
        1,400   P.F. Chang's China Bistro, Inc.*                                                           54
          261   Panera Bread Co. "A"*                                                                      19
          600   Peet's Coffee & Tea, Inc.*                                                                 20
        1,400   Ruby Tuesday, Inc.*                                                                        10
        1,300   Starbucks Corp.*                                                                           28
           26   Steak N Shake Co.*                                                                          8
        2,600   Wendy's/Arby's Group, Inc. "A"                                                             12
        1,100   Yum! Brands, Inc.                                                                          38
                                                                                                     --------
                                                                                                          699
                                                                                                     --------
SPECIALIZED CONSUMER SERVICES (0.2%)
          400   Brinks Home Security Holdings, Inc.*                                                       16
        9,700   H&R Block, Inc.                                                                           209
        7,000   Hillenbrand, Inc.                                                                         128
          410   Regis Corp.                                                                                 7
          300   Steiner Leisure Ltd.*                                                                      12
        1,800   Stewart Enterprises, Inc. "A"                                                               9
                                                                                                     --------
                                                                                                          381
                                                                                                     --------
SPECIALTY STORES (0.1%)
        1,800   Barnes & Noble, Inc.(a)                                                                    31
          500   Dick's Sporting Goods, Inc.*                                                               11
          500   Jo-Ann Stores, Inc.*                                                                       18
        3,100   OfficeMax, Inc.*                                                                           40
          500   PetSmart, Inc.                                                                             13
        1,400   Sally Beauty Holdings, Inc.*                                                               12
        1,200   Staples, Inc.                                                                              28
          295   Tractor Supply Co.*                                                                        15
                                                                                                     --------
                                                                                                          168
                                                                                                     --------
TIRES & RUBBER (0.1%)
        6,300   Cooper Tire & Rubber Co.                                                                  107
                                                                                                     --------
                Total Consumer Discretionary                                                           13,283
                                                                                                     --------
CONSUMER STAPLES (3.5%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
        1,673   Archer-Daniels-Midland Co.                                                                 50
          900   Bunge Ltd.                                                                                 53
          800   Fresh Del Monte Produce, Inc.*                                                             16
                                                                                                     --------
                                                                                                          119
                                                                                                     --------
DRUG RETAIL (0.1%)
        3,000   CVS Caremark Corp.                                                                         97
        1,700   Walgreen Co.                                                                               61
                                                                                                     --------
                                                                                                          158
                                                                                                     --------
FOOD DISTRIBUTORS (0.1%)
          404   Andersons, Inc.                                                                            11
          200   Nash Finch Co.                                                                              7
        1,000   Sysco Corp.                                                                                28
        2,300   United Natural Foods, Inc.*                                                                62
                                                                                                     --------
                                                                                                          108
                                                                                                     --------
FOOD RETAIL (0.2%)
          700   Casey's General Stores, Inc.                                                               22
        1,600   Kroger Co.                                                                                 34
          900   Ruddick Corp.                                                                              26
        1,206   Safeway, Inc.                                                                              27
          200   Village Super Market, Inc. "A"                                                              5
        1,010   Weis Markets, Inc.                                                                         36
          700   Whole Foods Market, Inc.*                                                                  19
       18,900   Winn Dixie Stores, Inc.*                                                                  191
                                                                                                     --------
                                                                                                          360
                                                                                                     --------
HOUSEHOLD PRODUCTS (0.7%)
        1,722   Central Garden & Pet Co.*                                                                  16
        1,300   Central Garden & Pet Co. "A"*                                                              11
          500   Clorox Co.                                                                                 30

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        3,500   Colgate-Palmolive Co.                                                                $    280
        7,100   Kimberly-Clark Corp.                                                                      422
        9,600   Procter & Gamble Co.                                                                      591
                                                                                                     --------
                                                                                                        1,350
                                                                                                     --------
HYPERMARKETS & SUPER CENTERS (0.1%)
        1,100   Costco Wholesale Corp.                                                                     63
        4,200   Wal-Mart Stores, Inc.                                                                     225
                                                                                                     --------
                                                                                                          288
                                                                                                     --------
PACKAGED FOODS & MEAT (0.7%)
          300   Calavo Growers, Inc.                                                                        5
          300   Chiquita Brands International, Inc.*                                                        4
          700   ConAgra Foods, Inc.                                                                        16
          700   Dean Foods Co.*                                                                            12
          900   Del Monte Foods Co.                                                                        10
          300   Diamond Foods, Inc.                                                                        11
        1,300   General Mills, Inc.                                                                        93
          300   Green Mountain Coffee Roasters, Inc.*                                                      25
        3,969   H. J. Heinz Co.                                                                           173
       14,506   Hershey Co.                                                                               528
        3,100   Hormel Foods Corp.                                                                        120
          400   Imperial Sugar Co.                                                                          7
          600   J & J Snack Foods Corp.                                                                    25
          400   Kellogg Co.                                                                                22
        2,900   Kraft Foods, Inc. "A"                                                                      80
        3,209   Lancaster Colony Corp.                                                                    175
        1,900   Lance, Inc.                                                                                42
        1,900   Sara Lee Corp.                                                                             23
        1,366   Smart Balance, Inc.*                                                                        8
          700   Smithfield Foods, Inc.*                                                                    11
          300   TreeHouse Foods, Inc.*                                                                     12
        1,500   Tyson Foods, Inc. "A"                                                                      21
                                                                                                     --------
                                                                                                        1,423
                                                                                                     --------
PERSONAL PRODUCTS (1.0%)
          500   Alberto-Culver Co.                                                                         14
          700   Avon Products, Inc.                                                                        21
          100   Chattem, Inc.*                                                                             10
          486   Elizabeth Arden, Inc.*                                                                      8
       37,400   Estee Lauder Companies, Inc. "A"                                                        1,964
          500   Herbalife Ltd.                                                                             20
        1,400   Mead Johnson Nutrition Co.                                                                 63
          400   Nu Skin Enterprises, Inc. "A"                                                               9
                                                                                                     --------
                                                                                                        2,109
                                                                                                     --------
SOFT DRINKS (0.5%)
        4,400   Coca-Cola Co.                                                                             239
          900   Coca-Cola Enterprises, Inc.                                                                18
          700   Dr. Pepper Snapple Group, Inc.                                                             19
          300   Hansen Natural Corp.*                                                                      11
          400   Pepsi Bottling Group, Inc.                                                                 15
          300   PepsiAmericas, Inc.                                                                         9
       11,100   PepsiCo, Inc.                                                                             662
                                                                                                     --------
                                                                                                          973
                                                                                                     --------
                Total Consumer Staples                                                                  6,888
                                                                                                     --------
ENERGY (3.8%)
--------------
COAL & CONSUMABLE FUELS (0.2%)
          804   Alpha Natural Resources, Inc.*                                                             33
        6,700   CONSOL Energy, Inc.                                                                       312
        1,900   International Coal Group, Inc.*                                                             7
          400   Massey Energy Co.                                                                          15
          400   Peabody Energy Corp.                                                                       17
        2,500   USEC, Inc.*                                                                                10
                                                                                                     --------
                                                                                                          394
                                                                                                     --------
INTEGRATED OIL & GAS (1.8%)
        9,600   Chevron Corp.                                                                             692
        6,600   ConocoPhillips                                                                            317
       19,900   Exxon Mobil Corp.                                                                       1,282
          600   Hess Corp.                                                                                 35
        1,443   Marathon Oil Corp.                                                                         43
          570   Murphy Oil Corp.                                                                           29
       15,500   Occidental Petroleum Corp.                                                              1,214
                                                                                                     --------
                                                                                                        3,612
                                                                                                     --------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

OIL & GAS DRILLING (0.0%)
          400   Atwood Oceanics, Inc.*                                                               $     14
          300   Diamond Offshore Drilling, Inc.                                                            28
        2,400   Hercules Offshore, Inc.*                                                                    9
        3,200   Parker Drilling Co.*                                                                       15
        1,008   Pioneer Drilling Co.*                                                                       8
          460   Rowan Companies, Inc.*                                                                     10
                                                                                                     --------
                                                                                                           84
                                                                                                     --------
OIL & GAS EQUIPMENT & SERVICES (1.3%)
          300   Bristow Group, Inc.*                                                                       11
          400   Cameron International Corp.*                                                               15
          800   CARBO Ceramics, Inc.                                                                       53
          800   Complete Production Services, Inc.*                                                        10
        6,600   Dresser-Rand Group, Inc.*                                                                 195
          400   Exterran Holdings, Inc.*                                                                    8
       25,000   FMC Technologies, Inc.*                                                                 1,329
          556   Global Industries Ltd.*                                                                     4
        1,500   Halliburton Co.                                                                            44
        2,200   ION Geophysical Corp.*                                                                     10
        2,700   Key Energy Services, Inc.*                                                                 26
          200   Lufkin Industries, Inc.                                                                    13
          700   National-Oilwell Varco, Inc.                                                               29
          400   Natural Gas Services Group, Inc.*                                                           6
          300   Oceaneering International, Inc.*                                                           16
          900   Oil States International, Inc.*                                                            33
        5,400   RPC, Inc.                                                                                  67
        7,900   Schlumberger Ltd.                                                                         501
          300   Seacor Holdings, Inc.*                                                                     21
          300   Smith International, Inc.                                                                   9
          400   Tidewater, Inc.                                                                            19
        4,500   Willbros Group, Inc.*                                                                      69
                                                                                                     --------
                                                                                                        2,488
                                                                                                     --------
OIL & GAS EXPLORATION & PRODUCTION (0.4%)
        1,100   Anadarko Petroleum Corp.                                                                   70
        1,300   Apache Corp.                                                                              128
          200   Arena Resources, Inc.*                                                                      8
          500   Atlas Energy, Inc.                                                                         15
        2,500   BPZ Resources, Inc.*                                                                       15
        1,800   Brigham Exploration Co.*                                                                   23
        1,300   Chesapeake Energy Corp.                                                                    32
          200   Clayton Williams Energy, Inc.*                                                              7
          300   Contango Oil & Gas Co.*                                                                    15
        1,000   Devon Energy Corp.                                                                         67
          600   EOG Resources, Inc.                                                                        54
          700   GMX Resources, Inc.*                                                                        7
        4,700   Gran Tierra Energy, Inc.*                                                                  23
          700   McMoRan Exploration Co.*                                                                   11
          500   Newfield Exploration Co.*                                                                  24
          200   Noble Energy, Inc.                                                                         15
          900   Northern Oil and Gas, Inc.*                                                                10
          600   Penn Virginia Corp.                                                                        15
          800   Petrohawk Energy Corp.*                                                                    18
          500   Pioneer Natural Resources Co.                                                              22
          600   Range Resources Corp.                                                                      28
          700   Rex Energy Corp.*                                                                           9
          700   Southwestern Energy Co.*                                                                   30
        1,256   VAALCO Energy, Inc.                                                                         5
        4,500   W&T Offshore, Inc.                                                                         40
        1,400   XTO Energy, Inc.                                                                           62
                                                                                                     --------
                                                                                                          753
                                                                                                     --------
OIL & GAS REFINING & MARKETING (0.0%)
        1,400   Valero Energy Corp.                                                                        26
          300   World Fuel Services Corp.                                                                   7
                                                                                                     --------
                                                                                                           33
                                                                                                     --------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
          800   El Paso Corp.                                                                               8
          400   Frontline Ltd.                                                                             12
          700   Golar LNG Ltd.*                                                                             8
        1,700   Knightsbridge Tankers Ltd.                                                                 25
          900   Nordic American Tanker Shipping Ltd.                                                       27
          920   Ship Finance International Ltd.                                                            13
          500   Southern Union Co.                                                                         11
        1,000   Spectra Energy Corp.                                                                       21
        1,100   Williams Companies, Inc.                                                                   23
                                                                                                     --------
                                                                                                          148
                                                                                                     --------
                Total Energy                                                                            7,512
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

FINANCIALS (7.2%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
        3,800   Allied Capital Corp.*                                                                $     16
        5,934   American Capital Ltd.*                                                                     22
          300   Ameriprise Financial, Inc.                                                                 11
        4,678   Apollo Investment Corp.                                                                    48
        2,122   Ares Capital Corp.                                                                         26
        2,500   Bank of New York Mellon Corp.                                                              73
          200   BlackRock, Inc. "A"                                                                        43
          100   Capital Southwest Corp.                                                                     8
          500   Federated Investors, Inc. "B"                                                              13
        3,100   Franklin Resources, Inc.                                                                  307
          805   Hercules Technology Growth Capital, Inc.                                                    8
        1,900   Invesco Ltd. ADR                                                                           37
          300   Northern Trust Corp.                                                                       15
          700   Och-Ziff Capital Management Group LLC                                                       9
        1,500   Penson Worldwide, Inc.*                                                                    13
        1,200   Prospect Capital Corp.                                                                     14
        2,053   State Street Corp.                                                                         88
          400   T. Rowe Price Group, Inc.                                                                  20
          105   Virtus Investments Partners, Inc.*                                                          2
          400   Waddell & Reed Financial, Inc. "A"                                                         12
          200   Westwood Holdings Group, Inc.                                                               7
                                                                                                     --------
                                                                                                          792
                                                                                                     --------
CONSUMER FINANCE (0.2%)
        1,000   Advance America, Cash Advance Centers, Inc.                                                 5
        5,100   American Express Co.                                                                      192
        1,200   Capital One Financial Corp.                                                                44
        1,400   Discover Financial Services                                                                19
          500   Dollar Financial Corp.*                                                                    11
        1,100   SLM Corp.*                                                                                 12
          700   World Acceptance Corp.*                                                                    28
                                                                                                     --------
                                                                                                          311
                                                                                                     --------
DIVERSIFIED BANKS (0.8%)
          700   Banco Latinoamericano de Exportaciones S.A. "E"                                            10
       14,300   U.S.Bancorp                                                                               358
       44,800   Wells Fargo & Co.                                                                       1,274
                                                                                                     --------
                                                                                                        1,642
                                                                                                     --------
DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
          700   Forestar Group, Inc.*                                                                      13
          200   Tejon Ranch Co.*                                                                            6
                                                                                                     --------
                                                                                                           19
                                                                                                     --------
INSURANCE BROKERS (0.1%)
        1,700   Aon Corp.                                                                                  66
          511   Arthur J. Gallagher & Co.                                                                  12
          700   Marsh & McLennan Companies, Inc.                                                           15
                                                                                                     --------
                                                                                                           93
                                                                                                     --------
INVESTMENT BANKING & BROKERAGE (1.2%)
        2,100   Charles Schwab Corp.                                                                       39
          263   Evercore Partners, Inc. "A"                                                                 8
       11,600   Goldman Sachs Group, Inc.                                                               1,725
        5,400   Greenhill & Co., Inc.                                                                     420
          800   Investment Technology Group, Inc.*                                                         16
          500   Knight Capital Group, Inc. "A"*                                                             8
          500   Lazard Ltd. "A"                                                                            19
        2,600   Morgan Stanley                                                                             70
          500   Raymond James Financial, Inc.                                                              13
          600   SWS Group, Inc.                                                                             7
          800   TD Ameritrade Holding Corp.*                                                               14
          700   TradeStation Group, Inc.*                                                                   5
                                                                                                     --------
                                                                                                        2,344
                                                                                                     --------
LIFE & HEALTH INSURANCE (0.2%)
        1,010   AFLAC, Inc.                                                                                49
          800   American Equity Investment Life Insurance Co.                                               6

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        4,300   Conseco, Inc.*                                                                       $     21
        2,600   Lincoln National Corp.                                                                     64
        1,300   MetLife, Inc.                                                                              46
          100   National Western Life Insurance Co. "A"                                                    16
          700   Principal Financial Group, Inc.                                                            16
        2,100   Protective Life Corp.                                                                      35
        1,100   Prudential Financial, Inc.                                                                 55
          400   StanCorp Financial Group, Inc.                                                             17
          500   Torchmark Corp.                                                                            23
        2,100   Unum Group                                                                                 41
                                                                                                     --------
                                                                                                          389
                                                                                                     --------
MULTI-LINE INSURANCE (0.1%)
          600   American Financial Group, Inc.                                                             15
          500   American International Group, Inc.*                                                        12
          500   Assurant, Inc.                                                                             16
        1,300   Genworth Financial, Inc. "A"*                                                              18
        1,000   Hartford Financial Services Group, Inc.                                                    24
          500   HCC Insurance Holdings, Inc.                                                               13
        1,602   Horace Mann Educators Corp.                                                                19
          800   Loews Corp.                                                                                29
          700   Unitrin, Inc.                                                                              15
                                                                                                     --------
                                                                                                          161
                                                                                                     --------
MULTI-SECTOR HOLDINGS (0.0%)
        1,000   Compass Diversified Holdings                                                               12
          700   PICO Holdings, Inc.*                                                                       22
                                                                                                     --------
                                                                                                           34
                                                                                                     --------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
       15,900   Bank of America Corp.                                                                     241
      104,300   Citigroup, Inc.*                                                                          346
       12,987   JPMorgan Chase & Co.                                                                      506
                                                                                                     --------
                                                                                                        1,093
                                                                                                     --------

PROPERTY & CASUALTY INSURANCE (1.0%)
          400   Allied World Assurance Co. Holdings Ltd.                                                   18
        1,300   Allstate Corp.                                                                             39
       60,300   Ambac Financial Group, Inc.*(a)                                                            42
          600   Argo Group International Holdings Ltd.*                                                    16
          600   Aspen Insurance Holdings Ltd.                                                              16
        1,300   Assured Guaranty Ltd.                                                                      30
        1,100   Axis Capital Holdings Ltd.                                                                 32
        1,000   Baldwin & Lyons, Inc. "B"                                                                  24
        7,200   Chubb Corp.                                                                               360
          400   CNA Financial Corp.*                                                                        9
          500   Donegal Group, Inc. "A"                                                                     7
        2,018   Employers Holdings, Inc.                                                                   27
          742   First American Corp.                                                                       22
          300   FPIC Insurance Group, Inc.*                                                                11
        1,500   Harleysville Group, Inc.                                                                   48
        1,000   Hilltop Holdings, Inc.*                                                                    11
          300   Infinity Property & Casualty Corp.                                                         12
        1,200   Meadowbrook Insurance Group, Inc.                                                           8
          200   Navigators Group, Inc.*                                                                     9
          300   ProAssurance Corp.*                                                                        15
        1,200   Progressive Corp.                                                                          20
          300   RLI Corp.                                                                                  15
          239   Safety Insurance Group, Inc.                                                                8
        7,650   Selective Insurance Group, Inc.                                                           118
        3,643   State Auto Financial Corp.                                                                 57
       19,800   Travelers Companies, Inc.                                                               1,003
          800   United American Indemnity Ltd. "A"*                                                         6
          300   United Fire & Casualty Co.                                                                  5
          600   W.R. Berkley Corp.                                                                         15
          100   White Mountains Insurance Group Ltd.                                                       32
          400   XL Capital Ltd. "A"                                                                         7
                                                                                                     --------
                                                                                                        2,042
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

REAL ESTATE SERVICES (0.0%)
        3,333   Altisource Portfolio Solutions S.A.*                                                 $     77
                                                                                                     --------
REGIONAL BANKS (0.8%)
          206   Arrow Financial Corp.                                                                       5
          300   BancFirst Corp.                                                                            12
          500   BancorpSouth, Inc.                                                                         11
          400   Bank of Hawaii Corp.                                                                       18
          700   Bank of the Ozarks, Inc.                                                                   21
        1,400   BB&T Corp.                                                                                 39
        1,400   Boston Private Financial Holdings, Inc.                                                    10
          600   Cardinal Financial Corp.                                                                    6
        1,625   Cathay General Bancorp                                                                     16
          800   Chemical Financial Corp.                                                                   17
           39   Citizens & Northern Corp.                                                                   -
          700   City Holding Co.                                                                           22
        1,900   Columbia Banking System, Inc.                                                              36
        2,500   Community Bank System, Inc.                                                                52
          300   Community Trust Bancorp, Inc.                                                               8
        1,600   Cullen/Frost Bankers, Inc.                                                                 82
        3,495   CVB Financial Corp.                                                                        34
          540   East West Bancorp, Inc.                                                                     9
        1,400   Fifth Third Bancorp                                                                        17
          189   First Citizens BancShares, Inc. "A"                                                        32
        3,225   First Commonwealth Financial Corp.                                                         19
        1,100   First Financial Bancorp                                                                    18
        1,362   First Financial Bankshares, Inc.                                                           72
          500   First Financial Corp.                                                                      14
        2,605   First Midwest Bancorp, Inc.                                                                34
        1,008   Firstmerit Corp.                                                                           21
        7,200   Fulton Financial Corp.                                                                     67
          400   Hancock Holding Co.                                                                        16
          516   Home BancShares, Inc.                                                                      13
        5,165   Huntington Bancshares, Inc.                                                                25
          200   IBERIABANK Corp.                                                                           11
          400   Independent Bank Corp.                                                                      9
        1,900   International Bancshares Corp.                                                             40
        2,000   KeyCorp                                                                                    14
          500   Lakeland Financial Corp.                                                                    9
          417   M&T Bank Corp.                                                                             31
          700   MB Financial, Inc.                                                                         14
        1,900   National Penn Bancshares, Inc.                                                             11
        1,500   NBT Bancorp, Inc.                                                                          31
          500   Old National Bancorp                                                                        6
          200   Park National Corp.                                                                        11
        1,148   PNC Financial Services Group, Inc.                                                         64
          600   Prosperity Bancshares, Inc.                                                                24
        2,565   Regions Financial Corp.                                                                    16
        1,000   Renasant Corp.                                                                             14
        4,100   S&T Bancorp, Inc.                                                                          72
          600   S.Y. Bancorp, Inc.                                                                         13
          700   Sandy Spring Bancorp, Inc.                                                                  8
          400   SCBT Financial Corp.                                                                       12
        1,000   Signature Bank*                                                                            35
          600   Simmons First National Corp. "A"                                                           16
          525   Southside Bancshares, Inc.                                                                 11
          200   Suffolk Bancorp                                                                             5
        1,100   SunTrust Banks, Inc.                                                                       27
        2,300   Susquehanna Bancshares, Inc.                                                               18
          200   SVB Financial Group*                                                                        9
          900   Texas Capital Bancshares, Inc.*                                                            15
          300   Tompkins Financial Corp.                                                                   12
          600   TriCo Bancshares                                                                           10
        2,200   UMB Financial Corp.                                                                        87
        5,920   Umpqua Holdings Corp.                                                                      73
          500   Union Bankshares Corp.                                                                      6
        1,627   United Community Banks, Inc.*                                                               7
          400   WesBanco, Inc.                                                                              6
        2,300   Westamerica Bancorp                                                                       128
                                                                                                     --------
                                                                                                        1,621
                                                                                                     --------

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

REINSURANCE (0.2%)
          300   Arch Capital Group Ltd.*                                                             $     21
        4,200   Endurance Specialty Holdings Ltd.                                                         151
          200   Enstar Group Ltd.*                                                                         13
          400   Everest Reinsurance Group Ltd.                                                             34
        2,772   Flagstone Reinsurance Holdings Ltd.                                                        29
        1,000   Greenlight Capital Re Ltd. "A"*                                                            24
        1,100   Maiden Holdings Ltd.                                                                        8
        1,000   Max Capital Group Ltd.                                                                     23
        1,800   Montpelier Re Holdings Ltd.                                                                30
          400   PartnerRe Ltd.                                                                             30
        1,100   Platinum Underwriters Holdings Ltd.                                                        40
          500   RenaissanceRe Holdings Ltd.                                                                27
          300   Transatlantic Holdings, Inc.                                                               15
          600   Validus Holdings Ltd.                                                                      16
                                                                                                     --------
                                                                                                          461
                                                                                                     --------
REITs - DIVERSIFIED (0.1%)
        1,100   Colonial Properties Trust                                                                  12
        7,355   Cousins Properties, Inc.                                                                   56
        1,300   Investors Real Estate Trust                                                                11
          600   Liberty Property Trust, Inc.                                                               18
            3   One Liberty Properties, Inc.                                                                -
          400   PS Business Parks, Inc.                                                                    19
          614   Vornado Realty Trust                                                                       40
        1,200   Washington REIT                                                                            32
                                                                                                     --------
                                                                                                          188
                                                                                                     --------
REITs - INDUSTRIAL (0.1%)
          500   AMB Property Corp.                                                                         12
        4,300   DCT Industrial Trust, Inc.                                                                 21
          500   DuPont Fabros Technology, Inc.                                                              8
          600   EastGroup Properties, Inc.                                                                 23
          600   First Potomac Realty Trust                                                                  8
        1,000   ProLogis                                                                                   13
                                                                                                     --------
                                                                                                           85
                                                                                                     --------

REITs - MORTGAGE (0.4%)
       33,400   Annaly Capital Management, Inc.                                                           580
        2,200   Anworth Mortgage Asset Corp.                                                               15
        1,300   Capstead Mortgage Corp.                                                                    17
        4,800   Chimera Investment Corp.                                                                   19
          800   Hatteras Financial Corp.                                                                   22
        4,700   MFA Mortgage Investments, Inc.                                                             35
        1,100   Redwood Trust, Inc.                                                                        16
          900   Starwood Property Trust, Inc.                                                              18
                                                                                                     --------
                                                                                                          722
                                                                                                     --------
REITs - OFFICE (0.1%)
          200   Alexandria Real Estate
                Equities, Inc.                                                                             12
        2,100   BioMed Realty Trust, Inc.                                                                  31
          400   Boston Properties, Inc.                                                                    26
          300   Corporate Office Properties Trust                                                          11
          400   Digital Realty Trust, Inc.                                                                 19
        1,300   Franklin Street Properties Corp.                                                           16
          600   Highwoods Properties, Inc.                                                                 18
          800   Kilroy Realty Corp.                                                                        23
        1,958   Lexington Realty Trust                                                                     12
          400   Mack-Cali Realty Corp.                                                                     13
          400   Parkway Properties, Inc.                                                                    8
          300   SL Green Realty Corp.                                                                      14
                                                                                                     --------
                                                                                                          203
                                                                                                     --------
REITs - RESIDENTIAL (0.1%)
        1,100   American Campus Communities, Inc.                                                          28
          300   AvalonBay Communities, Inc.                                                                23
          300   Camden Property Trust                                                                      12
          400   Equity LifeStyle Properties, Inc.                                                          19
          700   Equity Residential Properties Trust                                                        23
          200   Essex Property Trust, Inc.                                                                 16

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          700   Home Properties, Inc.                                                                $     31
          600   Mid-America Apartment Communities, Inc.                                                    28
          900   Post Properties, Inc.                                                                      16
          300   Sun Communities, Inc.                                                                       5
                                                                                                     --------
                                                                                                          201
                                                                                                     --------
REITs - RETAIL (0.2%)
          823   Acadia Realty Trust                                                                        13
        1,600   CBL & Associates Properties, Inc.                                                          16
        3,000   Developers Diversified Realty Corp.                                                        25
          800   Equity One, Inc.                                                                           13
          300   Federal Realty Investment Trust                                                            19
          351   Getty Realty Corp.                                                                          8
        1,600   Inland Real Estate Corp.                                                                   14
          417   Macerich Co.                                                                               13
        1,800   National Retail Properties, Inc.                                                           36
          800   Pennsylvania REIT                                                                           7
          500   Realty Income Corp.(a)                                                                     14
          300   Regency Centers Corp.                                                                      10
          921   Simon Property Group, Inc.                                                                 66
          800   Tanger Factory Outlet Centers, Inc.                                                        31
          300   Taubman Centers, Inc.                                                                      10
          400   Urstadt Biddle Properties, Inc. "A"                                                         6
          500   Weingarten Realty Investors                                                                 9
                                                                                                     --------
                                                                                                          310
                                                                                                     --------
REITs - SPECIALIZED (0.5%)
        2,987   DiamondRock Hospitality Co.*                                                               24
          800   Entertainment Properties Trust                                                             28
        1,900   Extra Space Storage, Inc.                                                                  22
          900   HCP, Inc.                                                                                  26
          500   Health Care REIT, Inc.                                                                     21
        2,400   Healthcare Realty Trust, Inc.                                                              50
          500   Hospitality Properties Trust                                                               11
        1,021   Host Hotels & Resorts, Inc.*                                                               11
          500   LTC Properties, Inc.                                                                       13
        1,700   Medical Properties Trust, Inc.                                                             17
          500   National Health Investors, Inc.                                                            17
          500   Nationwide Health Properties, Inc.                                                         16
        1,700   OMEGA Healthcare Investors, Inc.                                                           32
          500   Plum Creek Timber Co., Inc.                                                                18
          900   Potlatch Corp.                                                                             28
        6,150   Public Storage                                                                            487
        1,000   Rayonier, Inc.                                                                             42
          600   Senior Housing Properties Trust                                                            13
          500   Sovran Self Storage, Inc.                                                                  17
        1,804   Sunstone Hotel Investors, Inc.*                                                            15
        1,700   U-Store-It Trust                                                                           12
          500   Ventas, Inc.                                                                               21
                                                                                                     --------
                                                                                                          941
                                                                                                     --------
SPECIALIZED FINANCE (0.0%)
        1,300   MarketAxess Holdings, Inc.                                                                 18
          700   Moody's Corp.                                                                              19
          400   MSCI, Inc. "A"*                                                                            12
          300   NYSE Euronext                                                                               7
          200   Portfolio Recovery Associates, Inc.*                                                        9
                                                                                                     --------
                                                                                                           65
                                                                                                     --------
THRIFTS & MORTGAGE FINANCE (0.1%)
          900   Bank Mutual Corp.                                                                           6
          800   BankFinancial Corp.                                                                         8
          400   Berkshire Hills Bancorp, Inc.                                                               7
          800   Brookline Bancorp, Inc.                                                                     8
          400   Danvers Bancorp, Inc.                                                                       5
          700   Essa Bancorp, Inc.                                                                          8

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          700   Hudson City Bancorp, Inc.                                                            $      9
        4,742   Kearny Financial Corp.                                                                     46
        3,500   MGIC Investment Corp.*                                                                     21
          500   New York Community Bancorp, Inc.                                                            8
        2,600   NewAlliance Bancshares, Inc.                                                               30
        2,900   Provident Financial Services, Inc.                                                         33
          731   Provident New York Bancorp                                                                  6
        2,100   Radian Group, Inc.                                                                         14
        7,210   TrustCo Bank Corp. NY                                                                      43
                                                                                                     --------
                                                                                                          252
                                                                                                     --------
                Total Financials                                                                       14,046
                                                                                                     --------
HEALTH CARE (6.5%)
------------------
BIOTECHNOLOGY (1.2%)
        7,900   Alkermes, Inc.*                                                                            86
       26,000   Amgen, Inc.*                                                                            1,521
          800   Biogen Idec, Inc.*                                                                         43
        1,700   Celera Corp.*                                                                              11
        1,100   Celgene Corp.*                                                                             63
        1,000   Enzon Pharmaceuticals, Inc.*                                                               10
          400   Genomic Health, Inc.*                                                                       7
        1,300   Genzyme Corp.*                                                                             71
        2,200   Gilead Sciences, Inc.*                                                                    106
          900   Human Genome Sciences, Inc.*                                                               24
        2,177   Immunogen, Inc.*                                                                           15
       13,900   Incyte Corp.*                                                                             148
          700   Martek Biosciences Corp.*                                                                  15
          300   Medivation, Inc.*                                                                          10
          900   Momenta Pharmaceuticals, Inc.*                                                             13
          700   Myriad Genetics, Inc.*                                                                     16
          300   Onyx Pharmaceuticals, Inc.*                                                                 9
        1,820   PDL BioPharma, Inc.                                                                        12
          400   Pharmasset, Inc.*                                                                           8
          700   Protalix BioTherapeutics, Inc.*                                                             5
          800   Regeneron Pharmaceuticals, Inc.*                                                           21
        1,000   Sangamo Biosciences, Inc.*                                                                  6
          700   Seattle Genetics, Inc.*                                                                     7
          300   United Therapeutics Corp.*                                                                 18
          200   Vertex Pharmaceuticals, Inc.*                                                               8
                                                                                                     --------
                                                                                                        2,253
                                                                                                     --------
HEALTH CARE DISTRIBUTORS (0.1%)
          600   AmerisourceBergen Corp.                                                                    16
          600   Cardinal Health, Inc.                                                                      20
        2,100   Henry Schein, Inc.*                                                                       113
          400   McKesson Corp.                                                                             24
          200   MWI Veterinary Supply, Inc.*                                                                8
          200   Owens & Minor, Inc.                                                                         8
                                                                                                     --------
                                                                                                          189
                                                                                                     --------
HEALTH CARE EQUIPMENT (0.8%)
          900   Abaxis, Inc.*                                                                              22
        1,200   ABIOMED, Inc.*                                                                              9
        1,100   AngioDynamics, Inc.*                                                                       18
        1,100   Baxter International, Inc.                                                                 63
          300   Beckman Coulter, Inc.                                                                      20
        1,100   Becton, Dickinson and Co.                                                                  83
        3,123   Boston Scientific Corp.*                                                                   27
          100   C.R. Bard, Inc.                                                                             8
        1,300   CareFusion Corp.*                                                                          33
          700   Conceptus, Inc.*                                                                           14
          600   Cyberonics, Inc.*                                                                          11
        1,000   DexCom, Inc.*                                                                               9
          200   Edwards Lifesciences Corp.*                                                                18
        4,315   Greatbatch, Inc.*                                                                          85
          300   Hospira, Inc.*                                                                             15
          700   Insulet Corp.*                                                                             10
          100   Intuitive Surgical, Inc.*                                                                  33
          505   Invacare Corp.                                                                             13
          700   IRIS International, Inc.*                                                                   7
        2,100   Kinetic Concepts, Inc.*                                                                    87
          600   Masimo Corp.*                                                                              17
        3,300   Medtronic, Inc.                                                                           142

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          600   Natus Medical, Inc.*                                                                 $      8
          300   Orthofix International N.V.*                                                                9
        1,500   Orthovita, Inc.*                                                                            5
          300   ResMed, Inc.*                                                                              15
          500   Somanetics Corp.*                                                                           8
          300   SonoSite, Inc.*                                                                             8
          800   St. Jude Medical, Inc.*                                                                    30
          900   Steris Corp.                                                                               23
        8,600   Stryker Corp.                                                                             447
          700   Symmetry Medical, Inc.*                                                                     6
        9,400   Thoratec Corp.*                                                                           266
          500   Varian Medical Systems, Inc.*                                                              25
        1,100   Volcano Corp.*                                                                             22
          300   Zimmer Holdings, Inc.*                                                                     17
          400   ZOLL Medical Corp.*                                                                        11
                                                                                                     --------
                                                                                                        1,644
                                                                                                     --------
HEALTH CARE FACILITIES (0.1%)
          900   AmSurg Corp.*                                                                              19
          400   Community Health Systems, Inc.*                                                            13
        1,100   Hanger Orthopedic Group, Inc.*                                                             18
        1,800   HealthSouth Corp.*                                                                         33
        6,706   Kindred Healthcare, Inc.*                                                                 113
          200   National Healthcare Corp.                                                                   7
        1,800   Psychiatric Solutions, Inc.*                                                               40
        2,400   Tenet Healthcare Corp.*                                                                    13
                                                                                                     --------
                                                                                                          256
                                                                                                     --------
HEALTH CARE SERVICES (0.3%)
          200   Air Methods Corp.*                                                                          6
          700   Amedisys, Inc.*                                                                            38
          400   Bio-Reference Laboratories, Inc.*                                                          15
        1,100   Catalyst Health Solutions, Inc.*                                                           43
          191   CorVel Corp.*                                                                               6
          635   Cross Country Healthcare, Inc.*                                                             6
          100   Emergency Medical Services Corp. "A"*                                                       5
          400   Express Scripts, Inc.*                                                                     34
          900   Gentiva Health Services, Inc.*                                                             23
          400   Healthways, Inc.*                                                                           7
          300   HMS Holdings Corp.*                                                                        14
          500   inVentiv Health, Inc.*                                                                      8
          300   IPC The Hospitalist Co., Inc.*                                                             10
          100   Laboratory Corp. of America Holdings*                                                       7
          200   Landauer, Inc.                                                                             12
          384   Lincare Holdings, Inc.*                                                                    14
        5,000   Medco Health Solutions, Inc.*                                                             307
          700   Odyssey Healthcare, Inc.*                                                                  10
          500   Omnicare, Inc.                                                                             13
          500   Quest Diagnostics, Inc.                                                                    28
          372   RehabCare Group, Inc.*                                                                     11
          496   ResCare, Inc.*                                                                              4
                                                                                                     --------
                                                                                                          621
                                                                                                     --------
HEALTH CARE SUPPLIES (0.1%)
        2,700   Align Technology, Inc.*                                                                    51
          300   Cooper Companies, Inc.                                                                     10
          200   Haemonetics Corp.*                                                                         11
        3,600   Immucor Corp.*                                                                             67
          400   Inverness Medical Innovations, Inc.*                                                       16
          600   Merit Medical Systems, Inc.*                                                               11
          600   Neogen Corp.*                                                                              13
        1,300   RTI Biologics, Inc.*                                                                        4
           22   TranS1, Inc.*                                                                               -
                                                                                                     --------
                                                                                                          183
                                                                                                     --------
HEALTH CARE TECHNOLOGY (0.1%)
          400   Cerner Corp.*                                                                              30
          400   Computer Programs and Systems, Inc.                                                        15
          700   IMS Health, Inc.                                                                           15
        1,400   Omnicell, Inc.*                                                                            17
          700   Vital Images, Inc.*                                                                        10
                                                                                                     --------
                                                                                                           87
                                                                                                     --------

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
        2,500   Affymetrix, Inc.*                                                                    $     13
          900   Bio-Rad Laboratories, Inc. "A"*                                                            84
        3,100   Exelixis, Inc.*                                                                            20
          200   Life Technologies Corp.*                                                                   10
          500   Luminex Corp.*                                                                              7
        1,100   Nektar Therapeutics*                                                                       13
        2,000   Sequenom, Inc.*                                                                             8
        1,000   Thermo Fisher Scientific, Inc.*                                                            46
       18,376   Waters Corp.*                                                                           1,047
                                                                                                     --------
                                                                                                        1,248
                                                                                                     --------
MANAGED HEALTH CARE (1.6%)
        1,815   Aetna, Inc.                                                                                54
          300   AMERIGROUP Corp.*                                                                           8
          935   CIGNA Corp.                                                                                32
          530   Coventry Health Care, Inc.*                                                                12
        1,010   HealthSpring, Inc.*                                                                        17
       49,400   Humana, Inc.*                                                                           2,402
          600   Magellan Health Services, Inc.*                                                            24
        1,300   Molina Healthcare, Inc.*                                                                   29
        3,700   UnitedHealth Group, Inc.                                                                  122
        4,800   WellCare Health Plans, Inc.*                                                              150
        3,900   WellPoint, Inc.*                                                                          248
                                                                                                     --------
                                                                                                        3,098
                                                                                                     --------
PHARMACEUTICALS (1.6%)
        3,100   Abbott Laboratories                                                                       164
        4,900   Allergan, Inc.                                                                            282
          440   Biomimetic Therapeutics, Inc.*                                                              5
       14,100   Bristol-Myers Squibb Co.                                                                  344
        2,100   Eli Lilly and Co.                                                                          74
       14,028   Endo Pharmaceuticals Holdings, Inc.*                                                      282
        2,800   Forest Laboratories, Inc.*                                                                 83
        1,300   Impax Laboratories, Inc.*                                                                  17
        6,700   Johnson & Johnson                                                                         421
        1,200   MAP Pharmaceuticals, Inc.*                                                                 18
       15,300   Medicines Co.*                                                                            127
          715   Medicis Pharmaceutical Corp. "A"                                                           17
       19,145   Merck & Co., Inc.                                                                         731
        4,300   Mylan, Inc.*                                                                               78
       19,284   Pfizer, Inc.                                                                              360
        1,300   Salix Pharmaceuticals Ltd.*                                                                38
          376   Teva Pharmaceutical Industries Ltd. ADR                                                    21
          384   Valeant Pharmaceuticals International*                                                     13
          800   ViroPharma, Inc.*                                                                           8
        2,000   VIVUS, Inc.*                                                                               17
          400   Watson Pharmaceuticals, Inc.*                                                              15
                                                                                                     --------
                                                                                                        3,115
                                                                                                     --------
               Total Health Care                                                                       12,694
                                                                                                     --------
INDUSTRIALS (3.3%)
------------------
AEROSPACE & DEFENSE (0.8%)
          200   AeroVironment, Inc.*                                                                        7
          828   Alliant Techsystems, Inc.*                                                                 65
          200   American Science and Engineering, Inc.                                                     16
          500   Applied Signal Technology, Inc.                                                             9
        1,400   Boeing Co.                                                                                 85
        2,200   Cubic Corp.                                                                                86
        1,000   GenCorp, Inc.*                                                                              6
          700   General Dynamics Corp.                                                                     47
          400   Goodrich Corp.                                                                             25
          500   HEICO Corp.                                                                                21
        1,600   Honeywell International, Inc.                                                              62
        3,400   ITT Corp.                                                                                 164
          100   L-3 Communications Holdings, Inc.                                                           8
        5,400   Lockheed Martin Corp.                                                                     402
          800   Northrop Grumman Corp.                                                                     45

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          200   Precision Castparts Corp.                                                            $     21
        8,800   Raytheon Co.                                                                              461
          500   Rockwell Collins, Inc.                                                                     27
        1,500   United Technologies Corp.                                                                 101
                                                                                                     --------
                                                                                                        1,658
                                                                                                     --------
AIR FREIGHT & LOGISTICS (0.1%)
          700   C.H. Robinson Worldwide, Inc.                                                              39
          800   FedEx Corp.                                                                                63
        1,800   United Parcel Service, Inc. "B"                                                           104
          800   UTi Worldwide, Inc.                                                                        11
                                                                                                     --------
                                                                                                          217
                                                                                                     --------
AIRLINES (0.3%)
        8,670   AirTran Holdings, Inc.*                                                                    42
        2,220   Alaska Air Group, Inc.*                                                                    69
        1,800   Allegiant Travel Co.*                                                                      92
          300   Copa Holdings S.A. "A"                                                                     16
        1,300   Delta Air Lines, Inc.*                                                                     16
        5,900   JetBlue Airways Corp.*                                                                     29
        1,100   Southwest Airlines Co.                                                                     12
       20,000   UAL Corp.*                                                                                245
        3,400   US Airways Group, Inc.*                                                                    18
                                                                                                     --------
                                                                                                          539
                                                                                                     --------
BUILDING PRODUCTS (0.3%)
        1,200   AAON, Inc.                                                                                 25
        9,500   Armstrong World Industries, Inc.*                                                         346
       10,387   Griffon Corp.*                                                                            122
          400   Lennox International, Inc.                                                                 15
          800   Quanex Building Products Corp.                                                             13
        1,212   Trex Co., Inc.*                                                                            19
                                                                                                     --------
                                                                                                          540
                                                                                                     --------
COMMERCIAL PRINTING (0.0%)
        1,000   Cenveo, Inc.*                                                                               7
          400   Courier Corp.                                                                               6
          310   Deluxe Corp.                                                                                6
          800   R.R. Donnelley & Sons Co.                                                                  16
                                                                                                     --------
                                                                                                           35
                                                                                                     --------
CONSTRUCTION & ENGINEERING (0.1%)
          400   AECOM Technology Corp.*                                                                    11
        2,422   Dycom Industries, Inc.*                                                                    20
          300   EMCOR Group, Inc.*                                                                          7
        2,592   Fluor Corp.                                                                               117
        1,000   Granite Construction, Inc.                                                                 31
          800   Great Lakes Dredge & Dock Corp.                                                             5
          500   Jacobs Engineering Group, Inc.*                                                            19
          700   KBR, Inc.                                                                                  13
          600   Shaw Group, Inc.*                                                                          19
          400   Sterling Construction Co., Inc.*                                                            8
                                                                                                     --------
                                                                                                          250
                                                                                                     --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
          400   Bucyrus International, Inc.                                                                21
        1,200   Caterpillar, Inc.                                                                          63
          200   Cummins, Inc.                                                                               9
          700   Deere & Co.                                                                                35
       10,560   Federal Signal Corp.                                                                       69
        4,200   Force Protection, Inc.*                                                                    21
          400   Joy Global, Inc.                                                                           18
          500   Manitowoc Co., Inc.                                                                         6
       10,200   Navistar International Corp.*                                                             377
          400   Oshkosh Corp.                                                                              15
          500   PACCAR, Inc.                                                                               18
          600   Trinity Industries, Inc.                                                                    9
                                                                                                     --------
                                                                                                          661
                                                                                                     --------
DIVERSIFIED SUPPORT SERVICES (0.0%)
          800   Cintas Corp.*                                                                              20
          800   Comfort Systems USA, Inc.                                                                   9
          398   G & K Services, Inc. "A"                                                                   10
          700   Mobile Mini, Inc.*                                                                         10
                                                                                                     --------
                                                                                                           49
                                                                                                     --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
          800   A.O. Smith Corp.                                                                           34
          200   Acuity Brands, Inc.                                                                         7

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          300   American Superconductor Corp.*                                                       $     12
        1,100   Belden, Inc.                                                                               25
          400   Brady Corp. "A"                                                                            11
        5,400   Emerson Electric Co.                                                                      224
          500   Encore Wire Corp.                                                                          10
        3,700   EnerSys*                                                                                   72
          300   First Solar, Inc.*                                                                         34
          333   Franklin Electric Co., Inc.                                                                 9
        1,500   FuelCell Energy, Inc.*                                                                      4
          700   General Cable Corp.*                                                                       20
          600   GrafTech International Ltd.*                                                                8
          300   Harbin Electric, Inc.*                                                                      5
          600   Rockwell Automation, Inc.                                                                  29
          300   SunPower Corp. "A"*                                                                         6
          500   Thomas & Betts Corp.*                                                                      17
        1,400   Woodward Governor Co.                                                                      36
                                                                                                     --------
                                                                                                          563
                                                                                                     --------
ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
          493   ABM Industries, Inc.                                                                        9
        5,708   Energy Solutions, Inc.                                                                     48
          300   Republic Services, Inc.                                                                     8
          300   Tetra Tech, Inc.*                                                                           7
        1,100   Waste Management, Inc.                                                                     35
                                                                                                     --------
                                                                                                          107
                                                                                                     --------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
        6,400   Capstone Turbine Corp.*(a)                                                                  8
                                                                                                     --------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
          300   Heidrick & Struggles International, Inc.                                                    8
          700   Kforce, Inc.*                                                                               9
        1,007   Towers Watson & Co. "A"                                                                    44
          900   TrueBlue, Inc.*                                                                            13
                                                                                                     --------
                                                                                                           74
                                                                                                     --------
INDUSTRIAL CONGLOMERATES (0.4%)
        3,200   3M Co.                                                                                    257
          500   Carlisle Companies, Inc.                                                                   17
       24,200   General Electric Co.                                                                      389
        1,700   McDermott International, Inc.*                                                             40
          300   Raven Industries, Inc.                                                                      9
        2,900   Tredegar Corp.                                                                             47
                                                                                                     --------
                                                                                                          759
                                                                                                     --------
INDUSTRIAL MACHINERY (0.2%)
          600   Altra Holdings, Inc.*                                                                       7
          300   Badger Meter, Inc.                                                                         11
        1,900   Blount International, Inc.*                                                                21
        1,100   Briggs & Stratton Corp.                                                                    18
          200   CIRCOR International, Inc.                                                                  6
          330   Crane Co.                                                                                  10
          400   Danaher Corp.                                                                              28
          200   Dover Corp.                                                                                 9
          200   Eaton Corp.                                                                                12
          400   EnPro Industries, Inc.*                                                                    10
          300   Flowserve Corp.                                                                            27
          379   Gorman-Rupp Co.                                                                             9
          355   Harsco Corp.                                                                               11
          700   Illinois Tool Works, Inc.                                                                  30
          600   John Bean Technologies Corp.                                                               10
          100   K-Tron International, Inc.*                                                                15
          600   Kadant, Inc.*                                                                               9
          300   Kaydon Corp.                                                                               10
          200   L.B. Foster Co. "A"*                                                                        5
        3,500   Mueller Water Products, Inc. "A"                                                           16
          200   Nordson Corp.                                                                              11
           50   Omega Flex, Inc.                                                                            1
          400   Pall Corp.                                                                                 14
          200   Parker-Hannifin Corp.                                                                      11
          700   RBC Bearings, Inc.*                                                                        16
          754   Robbins & Myers, Inc.                                                                      17
          400   Sun Hydraulics Corp.                                                                        9
        2,010   Tennant Co.                                                                                48
          500   Timken Co.                                                                                 11
          200   Watts Water Technologies, Inc. "A"                                                          6
                                                                                                     --------
                                                                                                          418
                                                                                                     --------
MARINE (0.0%)
        1,300   Eagle Bulk Shipping, Inc.*                                                                  6
          500   Genco Shipping & Trading Ltd.*                                                             10
          500   Kirby Corp.*                                                                               16
                                                                                                     --------
                                                                                                           32
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

OFFICE SERVICES & SUPPLIES (0.1%)
          400   Avery Dennison Corp.                                                                 $     13
        1,500   Herman Miller, Inc.                                                                        26
        5,100   Sykes Enterprises, Inc.*                                                                  122
                                                                                                     --------
                                                                                                          161
                                                                                                     --------
RAILROADS (0.1%)
          400   Burlington Northern Santa Fe Corp.                                                         40
          900   CSX Corp.                                                                                  39
          600   Norfolk Southern Corp.                                                                     28
          900   Union Pacific Corp.                                                                        54
                                                                                                     --------
                                                                                                          161
                                                                                                     --------
RESEARCH & CONSULTING SERVICES (0.1%)
          200   Advisory Board Co.*                                                                         6
          500   CRA International, Inc.*                                                                   13
          400   Equifax, Inc.                                                                              13
          400   Exponent, Inc.*                                                                            11
          300   FTI Consulting, Inc.*                                                                      12
        1,500   Navigant Consulting, Inc.*                                                                 20
          800   Verisk Analytics, Inc. "A"*                                                                23
                                                                                                     --------
                                                                                                           98
                                                                                                     --------
SECURITY & ALARM SERVICES (0.0%)
          465   Brink's Co.                                                                                11
          400   GeoEye, Inc.*                                                                              10
                                                                                                     --------
                                                                                                           21
                                                                                                     --------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
        1,000   Aircastle Ltd.                                                                              9
        2,000   Beacon Roofing Supply, Inc.*                                                               34
          700   Interline Brands, Inc.*                                                                    12
        1,100   Rush Enterprises, Inc. "A"*                                                                12
        1,800   WESCO International, Inc.*                                                                 50
                                                                                                     --------
                                                                                                          117
                                                                                                     --------
TRUCKING (0.0%)
        1,800   Avis Budget Group, Inc.*                                                                   19
          500   Dollar Thrifty Automotive Group, Inc.*                                                     12
          600   Marten Transport, Ltd.*                                                                    11
          400   Ryder System, Inc.                                                                         15
          600   Saia, Inc.*                                                                                 7
        1,000   Werner Enterprises, Inc.                                                                   20
                                                                                                     --------
                                                                                                           84
                                                                                                     --------
                Total Industrials                                                                       6,552
                                                                                                     --------
INFORMATION TECHNOLOGY (10.8%)
------------------------------
APPLICATION SOFTWARE (0.3%)
        1,039   Actuate Corp.*                                                                              5
          800   Adobe Systems, Inc.*                                                                       26
          800   Advent Software, Inc.*                                                                     30
        1,772   ANSYS, Inc.*                                                                               74
        2,500   AsiaInfo Holdings, Inc.*                                                                   60
          700   Autodesk, Inc.*                                                                            17
          300   Blackbaud, Inc.                                                                             7
          900   Bottomline Technologies, Inc.*                                                             16
          200   Citrix Systems, Inc.*                                                                       8
        1,400   Compuware Corp.*                                                                           11
          200   Concur Technologies, Inc.*                                                                  8
          300   Ebix, Inc.*                                                                                 4
        1,000   Epicor Software Corp.*                                                                      8
        1,800   Fair Isaac Corp.                                                                           39
        1,000   Henry Jack & Associates, Inc.                                                              22
        1,600   Imation Corp.*                                                                             14
          800   Informatica Corp.*                                                                         19
          600   Intuit, Inc.*                                                                              18
          607   JDA Software Group, Inc.*                                                                  16
          500   Manhattan Associates, Inc.*                                                                10
          900   Mentor Graphics Corp.*                                                                      7
          100   MicroStrategy, Inc. "A"*                                                                    9
          400   NetScout Systems, Inc.*                                                                     6
          500   Parametric Technology Corp.*                                                                8
          500   Pegasystems, Inc.                                                                          17
        1,200   S1 Corp.*                                                                                   7
          400   Salesforce.com, Inc.*                                                                      25
          300   Solera Holdings, Inc.                                                                      10
          600   SuccessFactors, Inc.*                                                                      10
          700   Synopsys, Inc.*                                                                            15
          400   Taleo Corp. "A"*                                                                            8
        2,200   TIBCO Software, Inc.*                                                                      20
        1,100   TiVo, Inc.*                                                                                10

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          700   Tyler Technologies, Inc.*                                                            $     13
          900   Ultimate Software Group, Inc.*                                                             27
                                                                                                     --------
                                                                                                          604
                                                                                                     --------
COMMUNICATIONS EQUIPMENT (0.9%)
        2,100   3Com Corp.*                                                                                16
          800   Acme Packet, Inc.*                                                                          8
       22,600   ADC Telecommunications, Inc.*                                                             120
          700   ARRIS Group, Inc.*                                                                          7
          700   Aruba Networks, Inc.*                                                                       7
        1,200   Aviat Networks Inc.*                                                                        9
          200   Black Box Corp.                                                                             6
       10,700   Cisco Systems, Inc.*                                                                      240
        2,000   Harmonic, Inc.*                                                                            12
        2,700   Juniper Networks, Inc.*                                                                    67
        4,500   Motorola, Inc.*                                                                            28
        1,200   Plantronics, Inc.                                                                          32
        1,000   Polycom, Inc.*                                                                             22
       30,500   QUALCOMM, Inc.                                                                          1,195
        2,000   Riverbed Technology, Inc.*                                                                 45
        1,000   ShoreTel, Inc.*                                                                             5
          420   Sycamore Networks, Inc.                                                                     8
          700   Tekelec*                                                                                   11
                                                                                                     --------
                                                                                                        1,838
                                                                                                     --------
COMPUTER HARDWARE (2.0%)
        1,000   3PAR, Inc.*                                                                                10
        7,800   Apple, Inc.*                                                                            1,498
        4,200   Avid Technology, Inc.*                                                                     53
        2,100   Cray, Inc.*                                                                                10
        3,200   Dell, Inc.*                                                                                41
          500   Diebold, Inc.                                                                              13
        4,500   Hewlett-Packard Co.                                                                       212
       17,400   International Business Machines Corp.                                                   2,130
        2,400   Palm, Inc.*                                                                                25
          400   Stratasys, Inc.*                                                                            9
          600   Teradata Corp.*                                                                            17
                                                                                                     --------
                                                                                                        4,018
                                                                                                     --------
COMPUTER STORAGE & PERIPHERALS (1.5%)
        2,500   Adaptec, Inc.*                                                                              8
          300   Compellent Technologies, Inc.*                                                              6
       55,500   EMC Corp.*                                                                                925
          400   Lexmark International, Inc. "A"*                                                           10
       11,300   NetApp, Inc.*                                                                             329
        1,700   Netezza Corp.*                                                                             16
          600   SanDisk Corp.*                                                                             15
        3,600   Seagate Technology                                                                         60
          200   STEC, Inc.*                                                                                 3
        1,100   Synaptics, Inc.*(a)                                                                        28
       40,649   Western Digital Corp.*                                                                  1,544
                                                                                                     --------
                                                                                                        2,944
                                                                                                     --------
DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
        1,200   Affiliated Computer Services, Inc. "A"*                                                    74
          300   Alliance Data Systems Corp.*                                                               18
        1,400   Automatic Data Processing, Inc.                                                            57
          620   Broadridge Financial Solutions, Inc.                                                       13
          200   Cass Information Systems, Inc.                                                              6
        1,600   Convergys Corp.*                                                                           17
        1,265   CSG Systems International, Inc.*                                                           24
          800   Fidelity National Information Services, Inc.                                               19
       26,300   Global Cash Access Holdings, Inc.*                                                        213
        1,409   Global Payments, Inc.                                                                      63
          400   Hewitt Associates, Inc. "A"*                                                               16
          600   Lender Processing Services, Inc.                                                           23
          800   MasterCard, Inc. "A"                                                                      200
          400   NeuStar, Inc. "A"*                                                                          9
        1,100   Paychex, Inc.                                                                              32
          200   TNS, Inc.*                                                                                  4
          600   Total System Services, Inc.                                                                 9
        1,000   Visa, Inc. "A"                                                                             82
        5,700   Western Union Co.                                                                         106
          378   Wright Express Corp.*                                                                      11
                                                                                                     --------
                                                                                                          996
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS (0.1%)
          200   Amphenol Corp. "A"                                                                   $      8
        3,200   Corning, Inc.                                                                              58
          300   Dolby Laboratories, Inc. "A"*                                                              15
          700   DTS, Inc.*                                                                                 20
          500   Littelfuse, Inc.*                                                                          15
          400   Rogers Corp.*                                                                              10
        1,600   Technitrol, Inc.                                                                            7
          582   Universal Display Corp.*                                                                    6
                                                                                                     --------
                                                                                                          139
                                                                                                     --------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
          400   Agilent Technologies, Inc.*                                                                11
        5,400   Checkpoint Systems, Inc.*                                                                  86
          600   Cognex Corp.                                                                               10
          700   FARO Technologies, Inc.*                                                                   13
          700   FLIR Systems, Inc.*                                                                        21
        2,400   L-1 Identity Solutions, Inc.*                                                              18
          300   MTS Systems Corp.                                                                           8
          800   Newport Corp.*                                                                              7
          700   OSI Systems, Inc.*                                                                         18
                                                                                                     --------
                                                                                                          192
                                                                                                     --------
ELECTRONIC MANUFACTURING SERVICES (0.1%)
          700   CTS Corp.                                                                                   5
          704   Echelon Corp.*                                                                              6
        3,800   Jabil Circuit, Inc.                                                                        55
          490   Maxwell Technologies, Inc.*                                                                 7
          400   Park Electrochemical Corp.                                                                 11
        1,966   Sanmina-SCI Corp.*                                                                         26
          900   TTM Technologies, Inc.*                                                                     9
                                                                                                     --------
                                                                                                          119
                                                                                                     --------
HOME ENTERTAINMENT SOFTWARE (0.1%)
        2,200   Activision Blizzard, Inc.*                                                                 23
        1,000   Electronic Arts, Inc.*                                                                     16
        5,700   Take-Two Interactive Software, Inc.*                                                       53
        3,800   THQ, Inc.*                                                                                 19
                                                                                                     --------
                                                                                                          111
                                                                                                     --------
INTERNET SOFTWARE & SERVICES (0.6%)
        2,700   Art Technology Group, Inc.*                                                                12
          500   comScore, Inc.*                                                                             7
          300   Constant Contact, Inc.*                                                                     5
          300   Dealertrack Holdings, Inc.*                                                                 6
          600   Digital River, Inc.*                                                                       15
        2,100   eBay, Inc.*                                                                                48
        1,100   Google, Inc. "A"*                                                                         582
          800   Internet Capital Group, Inc.*                                                               5
          400   J2 Global Communications, Inc.*                                                             8
        1,000   Loopnet, Inc.*                                                                              9
        1,000   ModusLink Global Solutions, Inc.*                                                          10
        3,300   Move, Inc.*                                                                                 6
        1,100   NIC, Inc.                                                                                   9
           43   Open Text Corp.*                                                                            2
        1,500   Rackspace Hosting, Inc.*                                                                   27
          800   Sohu.com, Inc.*                                                                            40
        1,200   Terremark Worldwide, Inc.*                                                                 10
        1,186   United Online, Inc.                                                                         8
        2,900   ValueClick, Inc.*                                                                          27
       15,100   VeriSign, Inc.*                                                                           346
          600   Vocus, Inc.*                                                                               10
        2,000   Yahoo!, Inc.*                                                                              30
                                                                                                     --------
                                                                                                        1,222
                                                                                                     --------
IT CONSULTING & OTHER SERVICES (0.1%)
        2,400   Acxiom Corp.*                                                                              37
        1,400   Amdocs Ltd.*                                                                               40
          600   Cognizant Technology Solutions Corp. "A"*                                                  26
          200   Forrester Research, Inc.*                                                                   5
          700   Gartner, Inc.*                                                                             15
          800   Integral Systems, Inc.*                                                                     6
          600   ManTech International Corp. "A"*                                                           29
          200   Maximus, Inc.                                                                               9
          300   NCI, Inc. "A"*                                                                              9
          500   RightNow Technologies, Inc.*                                                                8
          600   SAIC, Inc.*                                                                                11
        1,000   Sapient Corp.*                                                                              8
          700   SRA International, Inc. "A"*                                                               12
          790   Unisys Corp.*                                                                              23
                                                                                                     --------
                                                                                                          238
                                                                                                     --------

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT (0.4%)
        1,300   Advanced Energy Industries, Inc.*                                                    $     17
        2,800   Amkor Technology, Inc.*                                                                    16
        2,100   Applied Materials, Inc.                                                                    26
        1,400   Brooks Automation, Inc.*                                                                   12
          200   Cymer, Inc.*                                                                                6
        2,800   Entegris, Inc.*                                                                            10
        1,500   KLA-Tencor Corp.                                                                           42
        1,500   Kulicke & Soffa Industries, Inc.*                                                           7
          500   Novellus Systems, Inc.*                                                                    11
        1,200   Photronics, Inc.*                                                                           5
        1,500   Teradyne, Inc.*                                                                            14
       13,300   Tessera Technologies, Inc.*                                                               228
        2,500   Ultratech, Inc.*                                                                           34
        8,800   Veeco Instruments, Inc.*                                                                  280
                                                                                                     --------
                                                                                                          708
                                                                                                     --------
SEMICONDUCTORS (2.4%)
          500   Actel Corp.*                                                                                5
        1,400   Advanced Micro Devices, Inc.*                                                              10
          400   Altera Corp.                                                                                9
          800   Analog Devices, Inc.                                                                       22
        1,500   Applied Micro Circuits Corp.*                                                              11
          300   Atheros Communications, Inc.*                                                              10
        2,100   Atmel Corp.*                                                                               10
        1,100   Broadcom Corp. "A"*                                                                        29
          800   Ceva, Inc.*                                                                                10
        1,400   Cirrus Logic, Inc.*                                                                        10
          400   Cree, Inc.*                                                                                22
        1,100   Cypress Semiconductor Corp.*                                                               11
          800   Exar Corp.*                                                                                 6
       34,100   Intel Corp.                                                                               662
          700   Intersil Corp. "A"                                                                          9
        1,500   Kopin Corp.*                                                                                6
       19,200   Linear Technology Corp.                                                                   501
        2,200   LSI Corp.*                                                                                 11
        3,700   Marvell Technology Group Ltd.*                                                             64
          900   Maxim Integrated Products, Inc.                                                            16
        3,900   Micron Technology, Inc.*                                                                   34
        1,400   NVIDIA Corp.*                                                                              22
       11,400   RF Micro Devices, Inc.*                                                                    44
        9,394   Semtech Corp.*                                                                            141
        1,100   Silicon Laboratories, Inc.*                                                                46
          900   Skyworks Solutions, Inc.*                                                                  11
          400   Standard Microsystems Corp.*                                                                8
       99,800   Texas Instruments, Inc.                                                                 2,245
        2,800   TriQuint Semiconductor, Inc.*                                                              17
          400   Volterra Semiconductor Corp.*                                                               8
       28,300   Xilinx, Inc.                                                                              667
        1,200   Zoran Corp.*                                                                               13
                                                                                                     --------
                                                                                                        4,690
                                                                                                     --------
SYSTEMS SOFTWARE (1.6%)
        3,600   Ariba, Inc.*                                                                               45
        1,400   BMC Software, Inc.*                                                                        54
        1,300   CA, Inc.                                                                                   29
          200   McAfee, Inc.*                                                                               8
          600   MICROS Systems, Inc.*                                                                      17
       43,500   Microsoft Corp.                                                                         1,226
        2,500   Novell, Inc.*                                                                              11
          500   Opnet Technologies, Inc.                                                                    6
       20,700   Oracle Corp.                                                                              477
       44,500   Red Hat, Inc.*                                                                          1,211
        1,200   SonicWALL, Inc.*                                                                            9
          400   Sourcefire, Inc.*                                                                           8
          400   Sybase, Inc.*                                                                              16
        2,800   Symantec Corp.*                                                                            48
          800   TeleCommunication Systems, Inc. "A"*                                                        7
          700   VMware, Inc. "A"*                                                                          32
                                                                                                     --------
                                                                                                        3,204
                                                                                                     --------
TECHNOLOGY DISTRIBUTORS (0.1%)
          500   Avnet, Inc.*                                                                               13
        2,800   Brightpoint, Inc.*                                                                         16
          700   Ingram Micro, Inc. "A"*                                                                    12
        1,000   Insight Enterprises, Inc.*                                                                 12

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          100   SYNNEX Corp.*                                                                        $      3
        5,100   Tech Data Corp.*                                                                          208
                                                                                                     --------
                                                                                                          264
                                                                                                     --------
                Total Information Technology                                                           21,287
                                                                                                     --------
MATERIALS (1.5%)
----------------
ALUMINUM (0.0%)
        1,900   Alcoa, Inc.                                                                                24
          300   Century Aluminum Co.*                                                                       4
                                                                                                     --------
                                                                                                           28
                                                                                                     --------
COMMODITY CHEMICALS (0.1%)
          600   Celanese Corp. "A"                                                                         17
        3,300   Westlake Chemical Corp.                                                                    68
                                                                                                     --------
                                                                                                           85
                                                                                                     --------
DIVERSIFIED CHEMICALS (0.1%)
          300   Ashland, Inc.                                                                              12
          400   Cabot Corp.                                                                                10
        2,300   Dow Chemical Co.                                                                           62
        1,700   E.I.du Pont de Nemours & Co.                                                               56
        1,297   Eastman Chemical Co.                                                                       73
          900   Huntsman Corp.                                                                             11
          400   Olin Corp.                                                                                  7
          200   PPG Industries, Inc.                                                                       12
          600   Solutia, Inc.*                                                                              8
                                                                                                     --------
                                                                                                          251
                                                                                                     --------
DIVERSIFIED METALS & MINING (0.5%)
          400   Brush Engineered Materials, Inc.*                                                           7
          300   Compass Minerals International, Inc.                                                       19
       12,400   Freeport-McMoRan Copper & Gold, Inc.                                                      827
          900   Horsehead Holding Corp.*                                                                    9
          400   Southern Copper Corp.                                                                      11
          300   Walter Industries, Inc.                                                                    19
                                                                                                     --------
                                                                                                          892
                                                                                                     --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
        2,900   CF Industries Holdings, Inc.                                                              269
        1,200   Monsanto Co.                                                                               91
          500   Mosaic Co.                                                                                 27
          871   Scotts Miracle-Gro Co. "A"                                                                 34
        7,400   Terra Industries, Inc.                                                                    234
                                                                                                     --------
                                                                                                          655
                                                                                                     --------
FOREST PRODUCTS (0.0%)
        2,300   Louisiana-Pacific Corp.*                                                                   16
          700   Weyerhaeuser Co.                                                                           28
                                                                                                     --------
                                                                                                           44
                                                                                                     --------
GOLD (0.1%)
        1,100   Allied Nevada Gold Corp.*                                                                  14
        1,100   Newmont Mining Corp.                                                                       47
          300   Royal Gold, Inc.                                                                           13
                                                                                                     --------
                                                                                                           74
                                                                                                     --------
INDUSTRIAL GASES (0.0%)
          300   Air Products & Chemicals,
                Inc.                                                                                       23
          500   Praxair, Inc.                                                                              37
                                                                                                     --------
                                                                                                           60
                                                                                                     --------
METAL & GLASS CONTAINERS (0.0%)
          200   AEP Industries, Inc.*                                                                       7
          500   AptarGroup, Inc.                                                                           18
          400   BWAY Holding Co.*                                                                           7
          600   Myers Industries, Inc.                                                                      5
          525   Pactiv Corp.*                                                                              12
                                                                                                     --------
                                                                                                           49
                                                                                                     --------
PAPER PACKAGING (0.0%)
          400   Bemis Co., Inc.                                                                            11
          200   Rock-Tenn Co. "A"                                                                           9
          600   Sealed Air Corp.                                                                           12
          500   Sonoco Products Co.                                                                        14
                                                                                                     --------
                                                                                                           46
                                                                                                     --------
PAPER PRODUCTS (0.1%)
          800   Buckeye Technologies, Inc.*                                                                 9
          200   Clearwater Paper Corp.*                                                                    10
          600   Domtar Corp.*                                                                              29
          700   Glatfelter                                                                                 10
        1,100   International Paper Co.                                                                    25
          860   Schweitzer-Mauduit International, Inc.                                                     65
        1,400   Wausau Paper Corp.*                                                                        12
                                                                                                     --------
                                                                                                          160
                                                                                                     --------

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

PRECIOUS METALS & MINERALS (0.1%)
        1,600   Coeur d'Alene Mines Corp.*                                                           $     23
        5,500   Hecla Mining Co.*                                                                          25
        6,900   Stillwater Mining Co.*                                                                     69
                                                                                                     --------
                                                                                                          117
                                                                                                     --------
SPECIALTY CHEMICALS (0.1%)
          505   A. Schulman, Inc.                                                                          11
          750   Balchem Corp.                                                                              15
          200   Cytec Industries, Inc.                                                                      7
          400   Ecolab, Inc.                                                                               18
          900   H.B. Fuller Co.                                                                            18
          500   Innospec, Inc.                                                                              5
          400   Lubrizol Corp.                                                                             29
          400   Newmarket Corp.                                                                            36
        2,000   PolyOne Corp.*                                                                             15
        2,100   RPM International, Inc.                                                                    39
          300   Sensient Technologies Corp.                                                                 8
          700   Sigma-Aldrich Corp.                                                                        34
          500   Valspar Corp.                                                                              13
          400   W.R. Grace & Co.*                                                                          10
                                                                                                     --------
                                                                                                          258
                                                                                                     --------
STEEL (0.1%)
          400   Cliffs Natural Resources, Inc.                                                             16
          900   Nucor Corp.                                                                                37
          700   Reliance Steel & Aluminum Co.                                                              28
        5,400   Worthington Industries, Inc.                                                               78
                                                                                                     --------
                                                                                                          159
                                                                                                     --------
                Total Materials                                                                         2,878
                                                                                                     --------
TELECOMMUNICATION SERVICES (1.1%)
---------------------------------
ALTERNATIVE CARRIERS (0.1%)
        4,431   Cogent Communications Group, Inc.*                                                         49
        1,800   Global Crossing Ltd.*                                                                      25
        2,600   PAETEC Holding Corp.*                                                                       8
        2,000   Premiere Global Services, Inc.*                                                            16
                                                                                                     --------
                                                                                                           98
                                                                                                     --------
INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
        1,500   Alaska Communications Systems Group, Inc.                                                  12
       23,000   AT&T, Inc.                                                                                583
          100   Atlantic Tele-Network, Inc.                                                                 5
        1,800   Cbeyond, Inc.*                                                                             22
          600   CenturyTel, Inc.                                                                           20
        4,700   Cincinnati Bell, Inc.*                                                                     14
          800   General Communication, Inc. "A"*                                                            5
       10,400   Qwest Communications International, Inc.                                                   44
       24,400   Verizon Communications, Inc.                                                              718
                                                                                                     --------
                                                                                                        1,423
                                                                                                     --------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
        1,000   American Tower Corp. "A"*                                                                  43
          400   Crown Castle International Corp.*                                                          15
        1,715   NII Holdings, Inc."B"*                                                                     56
          400   NTELOS Holdings Corp.                                                                       7
          300   Shenandoah Telecommunications Co.                                                           5
       20,700   Sprint Nextel Corp.*                                                                       68
        5,300   Syniverse Holdings, Inc.*                                                                  89
          700   Telephone & Data Systems, Inc.                                                             22
        4,247   U.S. Cellular Corp.*                                                                      155
        8,800   USA Mobility, Inc.                                                                         91
                                                                                                     --------
                                                                                                          551
                                                                                                     --------
                Total Telecommunication Services                                                        2,072
                                                                                                     --------
UTILITIES (2.2%)
----------------
ELECTRIC UTILITIES (0.7%)
          600   Allegheny Energy, Inc.                                                                     13
        1,100   American Electric Power Co., Inc.                                                          38
          600   Cleco Corp.                                                                                16
          600   DPL, Inc.                                                                                  16
        2,800   Duke Energy Corp.                                                                          46

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          500   Edison International                                                                 $     17
        1,200   El Paso Electric Co.*                                                                      23
          300   Entergy Corp.                                                                              23
       15,000   Exelon Corp.                                                                              684
        4,200   FirstEnergy Corp.                                                                         183
        1,000   FPL Group, Inc.                                                                            49
          600   Great Plains Energy, Inc.                                                                  11
          900   MGE Energy, Inc.                                                                           30
          900   Portland General Electric Co.                                                              17
        1,100   PPL Corp.                                                                                  32
          400   Progress Energy, Inc.                                                                      16
        1,700   Southern Co.                                                                               54
                                                                                                     --------
                                                                                                        1,268
                                                                                                     --------
GAS UTILITIES (0.1%)
          300   Chesapeake Utilities Corp.                                                                  9
          400   National Fuel Gas Co.                                                                      19
        1,200   New Jersey Resources Corp.                                                                 44
          700   Nicor, Inc.                                                                                29
        1,500   Northwest Natural Gas Co.                                                                  65
          400   Piedmont Natural Gas Co., Inc.                                                             10
          200   Questar Corp.                                                                               8
        1,600   Southwest Gas Corp.                                                                        44
          500   UGI Corp.                                                                                  12
                                                                                                     --------
                                                                                                          240
                                                                                                     --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
        1,700   AES Corp.*                                                                                 22
          200   Constellation Energy Group, Inc.                                                            6
          795   Mirant Corp.*                                                                              11
        6,800   NRG Energy, Inc.*                                                                         164
          400   Ormat Technologies, Inc.                                                                   14
                                                                                                     --------
                                                                                                          217
                                                                                                     --------
MULTI-UTILITIES (1.3%)
          700   Black Hills Corp.                                                                          18
        2,457   CH Energy Group, Inc.                                                                      97
          400   Consolidated Edison, Inc.                                                                  18
        1,000   Dominion Resources, Inc.                                                                   37
          500   DTE Energy Co.                                                                             21
        1,600   NorthWestern Corp.                                                                         39
        3,906   NSTAR                                                                                     134
          900   PG&E Corp.                                                                                 38
        5,900   PNM Resources, Inc.                                                                        69
       68,200   Public Service Enterprise Group, Inc.                                                   2,086
          600   Sempra Energy                                                                              30
          900   TECO Energy, Inc.                                                                          14
          700   Xcel Energy, Inc.                                                                          15
                                                                                                     --------
                                                                                                        2,616
                                                                                                     --------
WATER UTILITIES (0.0%)
        1,000   California Water Service Group                                                             36
          300   Connecticut Water Service, Inc.                                                             7
          600   Middlesex Water Co.                                                                        11
          600   SJW Corp.                                                                                  13
                                                                                                     --------
                                                                                                           67
                                                                                                     --------
                Total Utilities                                                                         4,408
                                                                                                     --------
                Total Common Stocks (cost: $93,004)                                                    91,620
                                                                                                     --------

PREFERRED SECURITIES (0.9%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
       10,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)                788
                                                                                                     --------
FINANCIALS (0.5%)
-----------------
LIFE & HEALTH INSURANCE (0.5%)
       15,000   Delphi Financial Group, Inc., 7.38%, perpetual                                            276
       25,000   Delphi Financial Group, Inc., 8.00%                                                       611
                                                                                                     --------
                                                                                                          887
                                                                                                     --------

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

REINSURANCE (0.0%)
          500   Ram Holdings Ltd., 7.50%, non-cumulative, perpetual*                                 $     36
                                                                                                     --------
                Total Financials                                                                          923
                                                                                                     --------
GOVERNMENT (0.0%)
-----------------
U.S.GOVERNMENT (0.0%)
       20,000   Fannie Mae, 8.25%, perpetual*                                                              23
       10,000   Freddie Mac, 8.38%, perpetual*                                                             11
                                                                                                     --------
                Total Government                                                                           34
                                                                                                     --------
                Total Preferred Securities (cost: $2,849)                                               1,745
                                                                                                     --------

WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
           20   GreenHunter Energy, Inc., acquired 7/15/08;*(c),(d)
                  (cost: $0)                                                                                -
                                                                                                     --------

EXCHANGE-TRADED FUNDS (9.3%)
      347,988   iShares MSCI EAFE Index Fund
                  (cost: $22,410)                                                                      18,262
                                                                                                     --------
                Total Equity Securities
                  (cost: $118,263)                                                                    111,627
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON
(000)                                                               RATE          MATURITY
-------------------------------------------------------------------------------------------------------------

                BONDS (38.0%)

                CORPORATE OBLIGATIONS (18.3%)

                CONSUMER DISCRETIONARY (0.1%)
                -----------------------------
                APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
$         250   Kellwood Co.                                        7.63%       10/15/2017                128
                                                                                                     --------
                CONSUMER STAPLES (0.5%)
                -----------------------
                DRUG RETAIL (0.5%)
        1,000   CVS Caremark Corp.(e)                               6.30         6/01/2037                930
                                                                                                     --------
                ENERGY (0.5%)
                -------------
                OIL & GAS STORAGE & TRANSPORTATION (0.5%)
        1,000   Enbridge Energy Partners, LP(e)                     8.05        10/01/2037                997
                                                                                                     --------
                FINANCIALS (14.9%)
                ------------------
                CONSUMER FINANCE (0.5%)
          500   American Express Co.(e)                             6.80         9/01/2066                468
          611   Capital One Financial Corp.(e)                      7.69         8/15/2036                580
                                                                                                     --------
                                                                                                        1,048
                                                                                                     --------
                DIVERSIFIED BANKS (1.5%)
          500   Comerica Capital Trust II(e)                        6.58         2/20/2037                410
        1,000   First Tennessee Bank, N.A.(e)                       5.65         4/01/2016                914

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

$       1,000   USB Realty Corp.(b),(e)                             6.09%                -(f)        $    772
        1,000   Wachovia Capital Trust III                          5.80                 -(f)             783
                                                                                                     --------
                                                                                                        2,879
                                                                                                     --------
                INVESTMENT BANKING & BROKERAGE (1.0%)
        1,000   First Republic Bank Corp.(e)                        7.75         9/15/2012              1,086
        1,000   Goldman Sachs Capital II(e)                         5.79                 -(f)             787
                                                                                                     --------
                                                                                                        1,873
                                                                                                     --------
                LIFE & HEALTH INSURANCE (1.9%)
        1,000   Great-West Life & Annuity Insurance Co.(b),(e)      7.15         5/16/2046                900
        1,250   Lincoln National Corp.(e)                           7.00         5/17/2066              1,059
          500   Nationwide Mutual Insurance Co.(b)                  5.81        12/15/2024                424
          500   Prudential Financial, Inc.(e)                       8.88         6/15/2038                545
        1,000   StanCorp Financial Group, Inc.(e)                   6.90         6/01/2067                791
                                                                                                     --------
                                                                                                        3,719
                                                                                                     --------
                MULTI-LINE INSURANCE (1.8%)
        1,232   Genworth Financial, Inc.(e)                         6.15        11/15/2066                878
        1,000   Glen Meadow(b),(e)                                  6.51         2/12/2067                778
        1,925   ILFC E-Capital Trust I(b)                           5.90        12/21/2065              1,097
        1,000   Oil Insurance Ltd.(b),(e)                           7.56                 -(f)             792
                                                                                                     --------
                                                                                                        3,545
                                                                                                     --------
                OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
        1,000   General Electric Capital Corp.(e)                   6.38        11/15/2067                885
                                                                                                     --------
                PROPERTY & CASUALTY INSURANCE (2.0%)
        1,000   Allstate Corp.(g)                                   6.13         5/15/2037                940
          500   Fund American Companies, Inc.(e)                    5.88         5/15/2013                516
          500   Liberty Mutual Group, Inc.(e)                       7.30         6/15/2014                530
        1,000   Progressive Corp.(e)                                6.70         6/15/2037                921
        1,000   Travelers Companies, Inc.(e)                        6.25         3/15/2037                942
                                                                                                     --------
                                                                                                        3,849
                                                                                                     --------
                REGIONAL BANKS (3.5%)
          500   City National Capital Trust I(e)                    9.63         2/01/2040                537
        1,000   Fifth Third Capital Trust IV(e)                     6.50         4/15/2037                778
          150   First Empire Capital Trust I                        8.23         2/01/2027                139
        1,000   Fulton Capital Trust I(e)                           6.29         2/01/2036                642
        1,000   Huntington Capital III(e)                           6.65         5/15/2037                676
        1,000   Manufacturers & Traders Trust Co.(e)                5.63        12/01/2021                873
          645   PNC Preferred Funding Trust(b),(e)                  6.52                 -(f)             509
          500   PNC Preferred Funding Trust III(b)                  8.70                 -(f)             518

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

$         500   Regions Financing Trust II(e)                       6.63%        5/15/2047           $    337
          400   Susquehanna Bancshares, Inc.(e)                     2.10(h)      5/01/2014                300
        1,000   TCF National Bank(e)                                5.50         2/01/2016                837
        1,200   Webster Capital Trust IV(e)                         7.65         6/15/2037                804
                                                                                                     --------
                                                                                                        6,950
                                                                                                     --------
                REITs - DIVERSIFIED (0.5%)
        1,000   Washington REIT(e)                                  5.25         1/15/2014              1,035
                                                                                                     --------
                REITs - INDUSTRIAL (0.2%)
          500   ProLogis(e)                                         2.25         4/01/2037                471
                                                                                                     --------
                REITs - OFFICE (0.2%)
          500   Brandywine Operating Partnership, LP(e)             5.70         5/01/2017                468
                                                                                                     --------
                REITs - RETAIL (0.9%)
        1,000   Developers Diversified Realty Corp.                 5.38        10/15/2012                974
          500   New Plan Excel Realty Trust, Inc.(e)                5.13         9/15/2012                443
          577   New Plan Excel Realty Trust, Inc., acquired
                  2/20/09; cost $196(d)                             7.68        11/02/2026                426
                                                                                                     --------
                                                                                                        1,843
                                                                                                     --------
                REITs - SPECIALIZED (0.4%)
          850   Ventas Realty, LP                                   6.75         4/01/2017                837
                                                                                                     --------
                Total Financials                                                                       29,402
                                                                                                     --------
                UTILITIES (2.3%)
                ----------------
                ELECTRIC UTILITIES (1.1%)
          233   FPL Group Capital, Inc.                             6.65         6/15/2067                222
          188   Oglethorpe Power Corp.(e)                           6.97         6/30/2011                190
           60   Power Contract Financing, LLC(b)                    6.26         2/01/2010                 60
        1,000   PPL Capital Funding, Inc.(e)                        6.70         3/30/2067                876
        1,000   Texas Competitive Electric Holding Co., LLC(i)      3.73        10/10/2014                817
                                                                                                     --------
                                                                                                        2,165
                                                                                                     --------
                GAS UTILITIES (0.2%)
          500   Southern Union Co.(e)                               7.20        11/01/2066                448
                                                                                                     --------
                MULTI-UTILITIES (1.0%)
        1,000   Dominion Resources, Inc.(e)                         7.50         6/30/2066                996
        1,000   Puget Sound Energy, Inc.                            6.97         6/01/2067                895
                                                                                                     --------
                                                                                                        1,891
                                                                                                     --------
                Total Utilities                                                                         4,504
                                                                                                     --------
                Total Corporate Obligations (cost: $31,127)                                            35,961
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                EURODOLLAR AND YANKEE OBLIGATIONS (4.0%)

                ENERGY (0.6%)
                -------------
                INTEGRATED OIL & GAS (0.6%)
$         125   PEMEX Finance Ltd.                                  9.03%        2/15/2011           $    129
        1,000   Trans-Canada Pipelines Ltd.                         6.35         5/15/2067                950
                                                                                                     --------
                Total Energy                                                                            1,079
                                                                                                     --------
                FINANCIALS (3.2%)
                -----------------
                DIVERSIFIED BANKS (0.9%)
        1,000   Barclays Bank plc(b)                                8.55                 -(f)             970
          500   BayernLB Capital Trust I                            6.20                 -(f)             205
        1,000   BOI Capital Funding Number 3, LP(j),(b)             6.11                 -(f)             580
          500   Landsbanki Islands hf, acquired
                  10/12/07;cost $500(b),(d),(k)                     7.43                 -(f)               1
                                                                                                     --------
                                                                                                        1,756
                                                                                                     --------
                DIVERSIFIED CAPITAL MARKETS (0.5%)
        1,000   UBS Preferred Funding Trust I                       8.62                 -(f)             966
                                                                                                     --------
                DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
          500   Brookfield Asset Management, Inc.(e)                7.13         6/15/2012                534
                                                                                                     --------
                MULTI-LINE INSURANCE (0.5%)
        1,000   ING Capital Funding Trust III                       8.44                 -(f)             915
                                                                                                     --------
                PROPERTY & CASUALTY INSURANCE (0.3%)
          500   Allied World Assurance Holdings Ltd.(e)             7.50         8/01/2016                545
                                                                                                     --------
                REGIONAL BANKS (0.2%)
        1,000   Glitnir Banki hf, acquired 9/11/06 and 10/18/06;
                  cost $1,017(b),(d),(k)                            7.45                 -(f)               2
          500   Unicredito Italiano Capital Trust II(b)             9.20                 -(f)             500
                                                                                                     --------
                                                                                                          502
                                                                                                     --------
                REINSURANCE (0.5%)
          500   Max USA Holdings Ltd.(b),(e)                        7.20         4/14/2017                520
          500   Platinum Underwriters Finance, Inc.(e)              7.50         6/01/2017                529
                                                                                                     --------
                                                                                                        1,049
                                                                                                     --------
                Total Financials                                                                        6,267
                                                                                                     --------
                MATERIALS (0.2%)
                ----------------
                DIVERSIFIED METALS & MINING (0.2%)
          500   Glencore Finance S.A.                               8.00                 -(f)             488
                                                                                                     --------
                Total Eurodollar and Yankee Obligations
                  (cost: $9,227)                                                                        7,834
                                                                                                     --------

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                ASSET-BACKED SECURITIES (5.6%)

                FINANCIALS (5.6%)
                -----------------
                ASSET-BACKED FINANCING (5.6%)
$         100   Aerco Ltd.(b),(e)                                   0.75%(h)     7/15/2025           $     90
          500   AESOP Funding II, LLC(b),(e)                        9.31        10/20/2013                564
          425   American Express Credit Account
                   Master Trust(e)                                  0.50(h)      9/15/2014                413
          500   American Express Credit Account
                   Master Trust(b),(e)                              0.58(h)      9/15/2016                474
          500   Banc of America Securities Auto Trust(e)            5.51         2/19/2013                501
          500   Bank of America Credit Card Trust(e)                0.52(h)      6/15/2014                482
          500   Bank One Issuance Trust(e)                          4.77         2/16/2016                517
        1,000   Bank One Issuance Trust(e)                          1.03(h)      2/15/2017                951
          204   Capital One Auto Finance Trust (INS)                4.71         6/15/2012                205
          500   Citibank Credit Card Issuance Trust(e)              6.30(h)      6/20/2014                535
          500   CPS Auto Receivables Trust (INS)(e)                 6.48         7/15/2013                517
          500   Credit Acceptance Auto Loan Trust(b),(e)            5.68         5/15/2017                510
        1,000   GE Capital Credit Card Master Note Trust(e)         0.50(h)      3/15/2013              1,000
        1,000   HSBC Private Label Credit Card Master
                   Note Trust(e)                                    0.34(h)     12/16/2013                999
          500   MBNA Master Credit Card Note Trust(e)               6.80         7/15/2014                535
          732   Prestige Auto Receivables Trust "A"(b)              5.67(h)      4/15/2017                732
          500   Rental Car Finance Corp.(b)                         0.37(h)      7/25/2013                449
          500   Triad Automobile Receivables Owners Trust           5.43         7/14/2014                510
          854   Trinity Rail Leasing, LP(b)                         5.90         5/14/2036                786
          150   USXL Funding, LLC (INS)(b)                          5.38         4/15/2014                150
                                                                                                     --------
                Total Asset-Backed Securities (cost: $9,931)                                           10,920
                                                                                                     --------
                COMMERCIAL MORTGAGE SECURITIES (9.6%)

                FINANCIALS (9.6%)
                ------------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES (9.6%)
        1,140   Banc of America Commercial Mortgage, Inc.(e)        5.81         7/10/2044                884
          230   Banc of America Commercial Mortgage, Inc.           5.68         7/10/2046                199
        1,000   Banc of America Commercial Mortgage, Inc.(e)        5.18         9/10/2047                510
          500   Bear Stearns Commercial Mortgage
                   Securities, Inc.(e)                              5.69         6/11/2050                469
        1,000   Commercial Mortgage Loan Trust(e)                   6.02        12/10/2049                725
        1,000   Credit Suisse Commercial Mortgage Trust(e)          6.22         2/15/2041                880
          745   Credit Suisse First Boston Mortgage
                   Securities Corp.(e)                              5.10         8/15/2038                592
        1,000   GE Capital Commercial Mortgage Corp.(e)             6.07         6/10/2038              1,018

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

$       1,000   GE Capital Commercial Mortgage Corp.(e)             5.61%       12/10/2049           $    670
          500   GMAC Commercial Mortgage Securities, Inc.(e)        4.75         5/10/2043                440
          247   Government Lease Trust(b)                           6.48         5/18/2011                254
          642   GS Mortgage Securities Corp. II(e)                  4.30         1/10/2040                656
          378   JP Morgan Chase Commercial Mortgage
                   Securities Corp.                                 5.33        12/15/2044                245
        1,000   J.P. Morgan Chase Commercial Mortgage
                   Securities Corp.(e)                              4.82         9/12/2037              1,010
        1,000   J.P. Morgan Chase Commercial Mortgage
                   Securities Corp.(e)                              5.49         4/15/2043              1,052
          500   J.P. Morgan Chase Commercial Mortgage
                   Securities Corp.(e)                              5.81         6/12/2043                505
          500   J.P. Morgan Chase Commercial Mortgage
                   Securities Corp.(e)                              5.33        12/15/2044                295
        1,000   LB-UBS Commercial Mortgage Trust(e)                 4.85         9/15/2031              1,025
          690   Merrill Lynch Mortgage Trust                        5.23        11/12/2037                602
          500   Merrill Lynch Mortgage Trust(e)                     5.83         6/12/2050                437
        1,000   Merrill Lynch Mortgage Trust(e)                     5.69         2/12/2051                900
        1,000   ML-CFC Commercial Mortgage Trust(e)                 5.42         8/12/2048                639
          500   ML-CFC Commercial Mortgage Trust                    5.96         8/12/2049                394
          232   ML-CFC Commercial Mortgage Trust                    5.70         9/12/2049                192
        1,000   Morgan Stanley Capital I, Inc.(e)                   5.39         3/12/2044              1,053
          860   Morgan Stanley Capital I, Inc.(e)                   5.81        12/12/2049                803
        1,000   Morgan Stanley Capital I, Inc.(e)                   4.77         7/15/2056                790
        1,000   Prudential Mortgage Capital Funding, LLC(e)         6.76         5/10/2034              1,036
          655   Wachovia Bank Commercial Mortgage Trust             5.42         1/15/2045                619
                                                                                                     --------
                Total Commercial Mortgage Securities (cost: $17,183)                                   18,894
                                                                                                     --------

                U.S. TREASURY SECURITIES (0.5%)

                NOTES (0.5%)
        1,000   3.38%, 11/15/2019 (cost: $970)                                                            981
                                                                                                     --------
                Total Bonds (cost: $68,438)                                                            74,590
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------

                MONEY MARKET INSTRUMENTS (6.2%)

                MONEY MARKET FUNDS (6.2%)
   12,305,860   State Street Institutional Liquid Reserve Fund, 0.13%(l)
                   (cost: $12,306)                                                                     12,306
                                                                                                     --------

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
(000)           SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS PURCHASED WITH
                CASH COLLATERAL FROM SECURITIES LOANED (0.1%)

                REPURCHASE AGREEMENTS (0.0%)
          $51   Credit Suisse First Boston LLC, 0.11%, acquired
                  on 1/29/2010 and due 2/01/2010 at $51
                  (collateralized by $55 of U.S. Treasury, 3.63%,
                  due 8/15/2019;market value $56)                                                    $     51
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------

                MONEY MARKET FUNDS (0.1%)
       72,580   BlackRock Liquidity Funds TempFund Portfolio, 0.11%(l)                                     72
                                                                                                     --------
                Total Short-Term Investments Purchased With Cash
                  Collateral From Securities Loaned (cost: $123)                                          123
                                                                                                     --------

                TOTAL INVESTMENTS (COST: $199,130)                                                   $198,646
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
-------------------------------------------------------------------------------------------------------------

                PURCHASED OPTIONS (0.3%)
          316   Put - On Russell 2000 Index expiring February 20, 2010 at 570                             164
          162   Put - On S&P 500 Index expiring February 20, 2010 at 1,025                                141
          162   Put - On S&P 500 Index expiring March 20, 2010 at 1,025                                   321
                                                                                                     --------

                TOTAL PURCHASED OPTIONS  (COST: $438)                                                $    626
                                                                                                     ========
                WRITTEN OPTIONS (0.0%)
         (316)  Call - On Russell 2000 Index expiring February 20, 2010 at 640                            (46)
         (162)  Put - On S&P 500 Index expiring February 20, 2010 at 900                                  (14)
                                                                                                     --------

                TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $606)                                      $    (60)
                                                                                                     ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                      VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                                       (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                   QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                               IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                                      FOR IDENTICAL ASSETS              INPUTS          INPUTS        TOTAL
-----------------------------------------------------------------------------------------------------------------

Equity Securities:
    Common Stocks                                       $ 91,620             $     -              $-     $ 91,620
    Preferred Securities                                     622               1,123               -        1,745
    Warrants                                                   -                   -               -            -
    Exchange-Traded Funds                                 18,262                   -               -       18,262

Bonds:
    Corporate Obligations                                      -              35,961               -       35,961
    Eurodollar and Yankee Obligations                          -               7,834               -        7,834
    Asset-Backed Securities                                    -              10,920               -       10,920
    Commercial Mortgage Securities                             -              18,894               -       18,894
    U.S. Treasury Securities                                   -                 981               -          981

Money Market Instruments:
    Money Market Funds                                    12,306                   -               -       12,306

Short-Term Investments Purchased
    With Cash Collateral From
    Securities Loaned:
    Repurchase Agreements                                      -                  51               -           51
    Money Market Funds                                        72                   -               -           72
    Purchased Options                                        626                   -               -          626
-----------------------------------------------------------------------------------------------------------------
Total                                                   $123,508             $75,764              $-     $199,272
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Written Options                                             $(60)                 $-              $-         $(60)
-----------------------------------------------------------------------------------------------------------------

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

-----------------------------------------------------------------------------------------------------------------
                                                                          CORPORATE                  ASSET-BACKED
                                                                        OBLIGATIONS                    SECURITIES
-----------------------------------------------------------------------------------------------------------------

Balance as of July 31, 2009                                                   $ 445                         $ 504
Net realized gain (loss)                                                         39                             -
Change in net unrealized appreciation/depreciation                              336                            60
Net purchases (sales)                                                          (820)                            -
Transfers in and/or out of Level 3                                                -                          (564)
-----------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2010                                                $   -                         $   -
-----------------------------------------------------------------------------------------------------------------

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
   100%. A category percentage of 0.0% represents less than 0.1% of net assets.
   Investments in foreign securities were 13.4% of net assets at January 31,
   2010.

   The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
   U.S. capital markets.

   WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.

   iShares  Exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

   REIT     Real estate investment trust.

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)    Principal and interest payments are insured by Financial Guaranty
            Insurance Co. or Assured Guaranty Municipal Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

46    | USAA FIRST START GROWTH FUND

================================================================================

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of January 31, 2010.

   (b) Restricted security that is not registered under the Securities Act of
       1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
       144A, and as such has been deemed liquid by USAA Investment Management
       Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (c) Security was fair valued at January 31, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at January 31, 2010, was $429,000, which represented 0.2% of the Fund's net assets.

   (e) At January 31, 2010, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

   (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (g) At January 31, 2010, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (h) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at
       January 31, 2010.

   (i) At January 31, 2010, the aggregate market value of securities purchased on a delayed-delivery basis was $817,000.

   (j) Security is currently trading without accrued interest.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

   (k) Currently the issuer is in default with respect to interest and/or principal payments.

   (l) Rate represents the money market fund annualized seven-day yield at
       January 31, 2010.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
     on loan of $103) (cost of $199,130)                               $198,646
  Purchased options, at market value (cost of $438)                         626
  Cash                                                                       11
  Receivables:
     Capital shares sold                                                     86
     USAA Investment Management Company (Note 6D)                           356
     Dividends and interest                                               1,036
     Securities sold                                                      3,023
     Other                                                                    1
                                                                       --------
         Total assets                                                   203,785
                                                                       --------
LIABILITIES
  Payables:
     Upon return of securities loaned                                       125
     Securities purchased                                                 7,062
     Capital shares redeemed                                                 82
  Written options, at market value (premiums received of $606)               60
  Accrued management fees                                                   127
  Accrued transfer agent's fees                                               3
  Other accrued expenses and payables                                       111
                                                                       --------
         Total liabilities                                                7,570
                                                                       --------
             Net assets applicable to capital shares outstanding       $196,215
                                                                       ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $255,737
  Accumulated undistributed net investment income                           392
  Accumulated net realized loss on investments, options, and
     futures transactions                                               (60,164)
  Net unrealized appreciation of investments and options                    250
                                                                       --------
             Net assets applicable to capital shares outstanding       $196,215
                                                                       ========
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                        20,983
                                                                       ========
  Net asset value, redemption price, and offering price per share      $   9.35
                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $ 1,192
   Interest                                                               3,441
   Securities lending (net)                                                  13
                                                                        -------
          Total income                                                    4,646
                                                                        -------
EXPENSES
   Management fees                                                          711
   Administration and servicing fees                                        143
   Transfer agent's fees                                                    955
   Custody and accounting fees                                              175
   Postage                                                                   58
   Shareholder reporting fees                                                33
   Trustees' fees                                                             5
   Registration fees                                                         21
   Professional fees                                                         34
   Other                                                                      5
                                                                        -------
          Total expenses                                                  2,140
   Expenses reimbursed                                                     (821)
                                                                        -------
          Net expenses                                                    1,319
                                                                        -------
NET INVESTMENT INCOME                                                     3,327
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                       11,639
       Options                                                           (2,536)
       Futures transactions                                                  (7)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                       10,382
       Options                                                            1,868
                                                                        -------
          Net realized and unrealized gain                               21,346
                                                                        -------
   Increase in net assets resulting from operations                     $24,673
                                                                        =======

See accompanying notes to financial statements.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2010 (unaudited), and year ended
July 31, 2009

--------------------------------------------------------------------------------

                                                             1/31/2010       7/31/2009
--------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income                                       $  3,327        $  5,510
  Net realized gain (loss) on investments                       11,639         (30,621)
  Net realized gain (loss) on options                           (2,536)          2,982
  Net realized gain (loss) on futures transactions                  (7)              3
  Change in net unrealized appreciation/depreciation of:
     Investments                                                10,382           5,335
     Options                                                     1,868            (625)
     Futures contracts                                               -               4
                                                              ------------------------
     Increase (decrease) in net assets resulting
        from operations                                         24,673         (17,412)
                                                              ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (6,431)         (4,804)
                                                              ------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                     11,431          21,446
  Reinvested dividends                                           6,401           4,791
  Cost of shares redeemed                                      (12,274)        (21,915)
                                                              ------------------------
     Increase in net assets from capital
        share transactions                                       5,558           4,322
                                                              ------------------------
  Capital contribution from USAA Transfer Agency Company             -               3
                                                              ------------------------
  Net increase (decrease) in net assets                         23,800         (17,891)

NET ASSETS
  Beginning of period                                          172,415         190,306
                                                              ------------------------
  End of period                                               $196,215        $172,415
                                                              ========================
Accumulated undistributed net investment income:
  End of period                                               $    392        $  3,496
                                                              ========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                    1,232           2,840
  Shares issued for dividends reinvested                           679             695
  Shares redeemed                                               (1,323)         (2,831)
                                                              ------------------------
     Increase in shares outstanding                                588             704
                                                              ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this semiannual report pertains only to the USAA First
Start Growth Fund (the Fund), which is classified as diversified under the 1940
Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A.  SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

        calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management
        Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the
        Manager, under valuation procedures approved by the Trust's Board of
        Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities.
        In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as
        U.S. market movements) are significant.

    3.  Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4.  Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

        the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost, which approximates market value.

    7.  Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the
        Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the
        Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

        services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- On February 1, 2009, the
    Fund adopted an accounting standard that requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
    Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves writing (selling) index call or corresponding ETF options and purchasing index put or corresponding ETF options or index put spread options against a highly correlated stock portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments.
    This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes or corresponding ETF options are different from options on individual securities in that the holder of the index options contract has the right to receive an amount of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS
    (IN THOUSANDS)

ASSETS                                    1/31/2010                          7/31/2009
-----------------------------------------------------------------------------------------------
                              STATEMENT OF                        STATEMENT OF
DERIVATIVES NOT ACCOUNTED     ASSETS AND                          ASSETS AND
FOR AS HEDGING INSTRUMENTS    LIABILITIES                         LIABILITIES
UNDER STATEMENT 133           LOCATION             FAIR VALUE     LOCATION           FAIR VALUE
-----------------------------------------------------------------------------------------------

Equity contracts              Purchased options       $626        Purchased options      $80
-----------------------------------------------------------------------------------------------

LIABILITIES                               1/31/2010                          7/31/2009
-----------------------------------------------------------------------------------------------
                              STATEMENT OF                        STATEMENT OF
DERIVATIVES NOT ACCOUNTED     ASSETS AND                          ASSETS AND
FOR AS HEDGING INSTRUMENTS    LIABILITIES                         LIABILITIES
UNDER STATEMENT 133           LOCATION             FAIR VALUE     LOCATION           FAIR VALUE
-----------------------------------------------------------------------------------------------

Equity contracts              Written options         $60         Written options      $1,155
-----------------------------------------------------------------------------------------------

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF CHANGES IN NET
    ASSETS DURING THE SIX-MONTH PERIODS ENDED JANUARY 31, 2010, AND JULY 31,
    2009*
    (IN THOUSANDS)

DERIVATIVES
NOT ACCOUNTED
FOR AS HEDGING     STATEMENT OF                                        CHANGE IN UNREALIZED
INSTRUMENTS        CHANGES IN                                          APPRECIATION
UNDER              NET ASSETS              REALIZED GAIN (LOSS)        (DEPRECIATION)
STATEMENT 133      LOCATION                ON DERIVATIVES              ON DERIVATIVES
--------------------------------------------------------------------------------------------------
                                           1/31/2010     7/31/2009*    1/31/2010        7/31/2009*
--------------------------------------------------------------------------------------------------

Equity contracts   Net realized gain        $(2,536)       $(746)        $1,868          $(1,523)
                   (loss) on options and
                   futures transactions/
                   Change in net
                   unrealized
                   appreciation/
                   depreciation of
                   options and futures
                   contracts

Interest rate      Net realized gain             (7)           -              -                -
contracts          (loss) on futures
                   transactions
--------------------------------------------------------------------------------------------------
Total                                       $(2,543)       $(746)        $1,868          $(1,523)
--------------------------------------------------------------------------------------------------

    *The statement of changes reflects the year ended July 31, 2009, while the schedule reflects the period February 1, 2009 - July 31, 2009. This accounting standard was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

D.  FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders.
    Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F.  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party"
    custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G.  FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

    the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2010, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $788,000;
    none of which were when-issued securities.

I.  EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
    Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31,
    2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the six-month period ended January 31, 2010, the Fund did not incur any brokerage commission recapture credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

J.  INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K.  USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2010, the Fund paid CAPCO facility fees of less than $500, which represents 0.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2010.

================================================================================

62  | USAA FIRST START GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2010, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At
July 31, 2009, the Fund had capital loss carryovers of $48,424,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire between 2010 and 2017, as shown below. It is unlikely that the Trust's
Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                            CAPITAL LOSS CARRYOVERS
                    ----------------------------------------
                     EXPIRES                       BALANCE
                    ---------                    -----------
                      2010                       $   153,000
                      2011                        41,042,000
                      2017                         7,229,000
                                                 -----------
                                     Total       $48,424,000
                                                 ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period ended January 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2006, through July 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2010, were
$182,913,000 and $188,685,000, respectively.

As of January 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31,
2010, were $14,016,000 and $14,312,000, respectively, resulting in net unrealized depreciation of $296,000.

For the six-month period ended January 31, 2010, transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                             NUMBER OF                 RECEIVED
                                             CONTRACTS                  (000's)
                                             ----------------------------------
Outstanding at July 31, 2009                     640                   $   507
Options written                                4,562                     4,644
Options terminated in closing
  purchase transactions                       (4,053)                   (4,427)
Options expired                                 (671)                     (118)
                                             ----------------------------------
Outstanding at January 31, 2010                  478                   $   606
                                             ==================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global
Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned.
Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined

================================================================================

64  | USAA FIRST START GROWTH FUND

================================================================================

daily based on the prior business day's ending value of securities loaned.
Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day.
The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of
Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended January 31, 2010, the Fund received securities-lending income of
$13,000, which is net of the 20% income retained by Wachovia. As of January 31,
2010, the Fund loaned securities having a fair market value of approximately
$103,000 and received cash collateral of $125,000 for the loans. Of this amount,
$124,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $1,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the
    Fund's assets, subject to the authority of and supervision by the Trust's
    Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the
    Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the
    Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible
    Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
     ---------------------------------------------------------------------------
     +/- 1.00% to 4.00%               +/- 0.04%
     +/- 4.01% to 7.00%               +/- 0.05%
     +/- 7.01% and greater            +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

66  | USAA FIRST START GROWTH FUND

================================================================================

    For the six-month period ended January 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $711,000, which included a (0.01)% performance adjustment of $(6,000).

B.  SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreements with Credit Suisse Asset Management, LLC (Credit
    Suisse), under which Credit Suisse directs the investment and reinvestment of the portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and with Credit Suisse
    Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group
    (Volaris Group), under which the Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options
    (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that Credit Suisse manages. For the six-month period ended January
    31, 2010, the Manager incurred subadvisory fees, paid or payable to Credit
    Suisse, of $72,000.

    The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's
    Volaris Group manages in the USAA Balanced Strategy Fund, the USAA
    Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total
    Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount;
    0.20% on the total notional amount over $50 million and up to $250 million;
    0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the six-month period ended January 31, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group, of $35,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

C.  ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $143,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2010, the Fund reimbursed the Manager $4,000 for these compliance and legal services.
    These expenses are included in the professional fees on the Fund's statement of operations.

D.  EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2010, to limit the annual expenses of the Fund to 1.38% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2010, without approval of the
    Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31,
    2010, the Fund incurred reimbursable expenses of $821,000, of which
    $356,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended January 31,
    2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of
    $955,000.

================================================================================

68  | USAA FIRST START GROWTH FUND

================================================================================

F.  UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
    Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that required recognition or disclosure in the Fund's financial statements.

(9) NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs
(Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after
December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                       YEAR ENDED JULY 31,
                                ------------------------------------------------------------------------------
                                    2010          2009          2008          2007          2006          2005
                                ------------------------------------------------------------------------------

Net asset value at
 beginning of period            $   8.45      $   9.66      $  10.70      $   9.62      $   9.99      $   8.27
                                ------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment
  income (loss)                      .16           .28           .23           .17           .02          (.03)(a)
 Net realized and
  unrealized gain (loss)            1.06         (1.24)        (1.09)         1.02          (.39)         1.75(a)
                                ------------------------------------------------------------------------------
Total from investment
 operations                         1.22          (.96)         (.86)         1.19          (.37)         1.72(a)
                                ------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.32)         (.25)         (.18)         (.11)            -             -
                                ------------------------------------------------------------------------------
Net asset value at end
 of period                      $   9.35      $   8.45      $   9.66      $  10.70      $   9.62      $   9.99
                                ==============================================================================
Total return (%)*                  14.35         (9.39)        (8.24)        12.36(b)      (3.70)        20.80
Net assets at end
 of period (000)                $196,215      $172,415      $190,306      $220,295      $222,403      $230,380
Ratios to average
 net assets:**
 Expenses (%)(c),(d)                1.38(e)       1.38          1.38          1.39(b)       1.45          1.45
 Expenses, excluding
  reimbursements (%)(c)             2.24(e)       2.67          2.18          2.22(b)       2.21          2.31
 Net investment
  income (loss) (%)                 3.48(e)       3.62          2.17          1.57           .24          (.33)
Portfolio turnover (%)               101           216(f)        113           135           227            75

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended January 31, 2010, average net assets were $189,726,000.
(a) Calculated using average shares.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)     (.03%)        (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) Effective October 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to
    1.38% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.45%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Reflects increased trading activity due to asset allocation changes.

================================================================================

70  | USAA FIRST START GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2009, through
January 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                    BEGINNING               ENDING               DURING PERIOD*
                                  ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2009 -
                                  AUGUST 1, 2009        JANUARY 31, 2010        JANUARY 31, 2010
                                  --------------------------------------------------------------

Actual                              $1,000.00              $1,143.50                  $7.46

Hypothetical
  (5% return before expenses)        1,000.00               1,018.25                   7.02

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 14.35% for the six-month period of August 1, 2009, through January 31, 2010.

================================================================================

72  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT USAA.COM                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

         USAA
         9800 Fredericksburg Road                             --------------
         San Antonio, TX 78288                                   PRSRT STD
                                                               U.S. Postage
                                                                   PAID
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                                                              --------------
  >> SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE.

     [LOGO OF USAA]
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     ===========================================================================
     31703-0310                              (C)2010, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2010

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    MARCH 31, 2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    APRIL 1, 2010
         ------------------------------

By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    MARCH 31, 2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.